Exhibit 10.3

EMPLOYEE MATTERS AGREEMENT

BY AND BETWEEN

GANNETT CO., INC.

AND

GANNETT SPINCO, INC.

DATED AS OF JUNE 26, 2015

i

ii

EMPLOYEE MATTERS AGREEMENT

This EMPLOYEE MATTERS AGREEMENT, dated as of June 26, 2015 (this “Agreement”), is by and between Gannett Co., Inc., a Delaware corporation (“Parent”), and Gannett SpinCo, Inc., a Delaware corporation (“SpinCo”).

R E C I T A L S:

WHEREAS, the board of directors of Parent (the “Parent Board”) has determined that it is in the best interests of Parent and its shareholders to create a new publicly traded company that shall operate the SpinCo Business;

WHEREAS, in furtherance of the foregoing, the Parent Board has determined that it is appropriate and desirable to separate the SpinCo Business from the Parent Business (the “Separation”) and, following the Separation, make a distribution, on a pro rata basis, to holders of Parent Shares on the Record Date of 98.5% of the outstanding SpinCo Shares owned by Parent (the “Distribution”), with Parent retaining 1.5% of the outstanding SpinCo Shares;

WHEREAS, in order to effectuate the Separation and Distribution, Parent and SpinCo have entered into a Separation and Distribution Agreement, dated as of June 26, 2015 (the “Separation and Distribution Agreement”);

WHEREAS, in addition to the matters addressed by the Separation and Distribution Agreement, the Parties desire to enter into this Agreement to set forth the terms and conditions of certain employment, compensation and benefit matters; and

WHEREAS, the Parties acknowledge that this Agreement, the Separation and Distribution Agreement and the Ancillary Agreements represent the integrated agreement of Parent and SpinCo relating to the Separation and Distribution, are being entered into together and would not have been entered into independently.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.         Definitions.  For purposes of this Agreement, the following terms shall have the meanings set forth below.

“Action” shall mean any demand, action, claim, dispute, suit, countersuit, arbitration, inquiry, subpoena, proceeding or investigation of any nature (whether criminal, civil, legislative, administrative, regulatory, prosecutorial or otherwise) by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

“Adjusted SpinCo Stock Value” shall mean the product obtained by multiplying (a) the SpinCo Stock Value by (b) the Distribution Ratio.

“Affiliate” shall mean, when used with respect to a specified Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.  For the purpose of this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment, undertaking or otherwise.  It is expressly agreed that, prior to, at and after the Effective Time, for purposes of this Agreement (a) no member of the SpinCo Group shall be deemed to be an Affiliate of any member of the Parent Group and (b) no member of the Parent Group shall be deemed to be an Affiliate of any member of the SpinCo Group.

“Agreement” shall have the meaning set forth in the Preamble to this Agreement and shall include all Schedules hereto and all amendments, modifications, and changes hereto entered into pursuant to Section 9.17.

“Ancillary Agreements” shall mean all agreements (other than the Separation and Distribution Agreement) entered into by the Parties or the members of their respective Groups (but as to which no Third Party is a party) in connection with the Separation, the Distribution, or the other transactions contemplated by the Separation and Distribution Agreement, including the Transition Services Agreement, the Tax Matters Agreement, this Agreement, the Content Sharing Agreement and the Transfer Documents.

“Assets” shall mean, with respect to any Person, the assets, properties, claims and rights (including goodwill) of such Person, wherever located (including in the possession of vendors or other third Persons or elsewhere), of every kind, character and description, whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of such Person, including rights and benefits pursuant to any contract, license, permit, indenture, note, bond, mortgage, agreement, concession, franchise, instrument, undertaking, commitment, understanding or other arrangement.

“Benefit Plan” shall mean any contract, agreement, policy, practice, program, plan, trust, commitment or arrangement providing for benefits, perquisites or compensation of any nature from an employer to any Employee, or to any family member, dependent, or beneficiary of any such Employee, including cash or deferred arrangement plans, profit sharing plans, post-employment programs, pension plans, thrift plans, supplemental pension plans, welfare plans, stock option, stock purchase, stock appreciation rights, restricted stock, restricted stock units, performance stock units, other equity-based compensation and contracts, agreements, policies, practices, programs, plans, trusts, commitments and arrangements providing for terms of employment, fringe benefits, severance benefits, change in control protections or benefits, travel and accident, life, accidental death and dismemberment, disability and accident insurance, tuition reimbursement, adoption assistance, travel reimbursement, vacation, sick, personal or bereavement days, leaves of absences and holidays; provided, however, that the term “Benefit Plan” does not include any government-sponsored benefits, such as workers’ compensation, unemployment or any similar plans, programs or policies or Individual Agreements.

“COBRA” shall mean the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Section 601 et seq. of ERISA and at Section 4980B of the Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Distribution” shall have the meaning set forth in the Recitals.

“Distribution Date” shall mean the date of the consummation of the Distribution, which shall be determined by the Parent Board in its sole and absolute discretion.

“Distribution Ratio” shall mean a number equal to 0.5.

“Effective Time” shall mean 12:01a.m., New York City time, on the Distribution Date.

“Employee” shall mean any Parent Group Employee or SpinCo Group Employee.

“ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“FICA” shall have the meaning set forth in Section 3.01(e).

“Force Majeure” shall mean, with respect to a Party, an event beyond the reasonable control of such Party (or any Person acting on its behalf), which event (a) does not arise or result from the fault or negligence of such Party (or any Person acting on its behalf) and (b) by its nature would not reasonably have been foreseen by such Party (or such Person), or, if it would reasonably have been foreseen, was unavoidable, and includes acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any significant and prolonged failure in electrical or air conditioning equipment.  Notwithstanding the foregoing, the receipt by a Party of an unsolicited takeover offer or other acquisition proposal, even if unforeseen or unavoidable, and such Party’s response thereto shall not be deemed an event of Force Majeure.

“Former Employees” shall mean Former Parent Group Employees and Former SpinCo Group Employees.

“Former Parent Group Employee” shall mean (a) any individual who is a former employee of the Parent Group as of the Effective Time and who is not a Former SpinCo Group Employee, and (b) any individual identified as a Former Parent Group Employee (despite the fact that such employee’s most recent employment with Parent was with a member of the SpinCo Group or the SpinCo Business) on the list previously prepared by Parent, dated June 25, 2015.

“Former SpinCo Group Employee” shall mean (a) any individual who is a former employee of Parent or any of its Subsidiaries or former Subsidiaries as of the Effective Time, in each case, whose most recent employment with Parent was with a member of the SpinCo Group or the SpinCo Business but who is not identified as a Former Parent Group Employee (despite the fact that such employee’s most recent employment with Parent was with a member of the SpinCo Group or the SpinCo Business) on the list previously prepared by Parent, dated June 25, 2015, and (b) any individual identified as a Former SpinCo Group Employee on the list previously prepared by Parent, dated June 25, 2015.

“FUTA” shall have the meaning set forth in Section 3.01(e).

“General Continuation Period” shall mean a period of time commencing as of the Distribution Date and ending on December 31, 2015.

“GLT Severance Continuation Period” shall mean the one (1)-year period commencing on the Distribution Date and ending on the first anniversary thereof.

“Governmental Authority” shall mean any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof.

“Group” shall mean either the SpinCo Group or the Parent Group, as the context requires.

“HIPAA” shall mean the U.S. Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations promulgated thereunder.

“Individual Agreement” shall mean any individual (a) employment contract, (b)  retention, severance or change in control agreement, (c) expatriate (including any international assignee) contract or agreement (including agreements and obligations regarding repatriation, relocation, equalization of Taxes and living standards in the host country), or (d) other agreement containing restrictive covenants (including confidentiality, non-competition and non-solicitation provisions) between a member of the Parent Group and a SpinCo Group Employee, as in effect immediately prior to the Effective Time.

“IRS” shall mean the U.S. Internal Revenue Service.

“Law” shall mean any national, supranational, federal, state, provincial, local or similar law (including common law), statute, code, order, ordinance, rule, regulation, treaty (including any income Tax treaty), license, permit, authorization, approval, consent, decree, injunction, binding judicial or administrative interpretation or other requirement, in each case, enacted, promulgated, issued or entered by a Governmental Authority.

“Liabilities” shall mean all debts, guarantees, assurances, commitments, liabilities, responsibilities, Losses, remediation, deficiencies, damages, fines, penalties, settlements, sanctions, costs, expenses, interest and obligations of any nature or kind, whether accrued or fixed, absolute or contingent, matured or unmatured, accrued or not accrued, asserted or unasserted, liquidated or unliquidated, foreseen or unforeseen, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any Law, claim (including any Third-Party Claim), demand, Action, or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority or arbitration tribunal, and those arising under any contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment or undertaking, or any fines, damages or equitable relief that is imposed, in each case, including all costs and expenses relating thereto.

“Losses” shall mean actual losses (including any diminution in value), costs, damages, penalties and expenses (including legal and accounting fees and expenses and costs of investigation and litigation), whether or not involving a Third-Party Claim.

“Non-Solicit Date” shall have the meaning set forth in Section 3.02.

“NYSE” shall mean the New York Stock Exchange.

“Parent” shall have the meaning set forth in the Preamble.

“Parent Assets” shall have the meaning set forth in Section 2.2(b) of the Separation and Distribution Agreement.

“Parent Awards” shall mean Parent Option Awards, Parent Restricted Stock Awards, Parent RSU Awards (Pre-2015), Parent RSU Awards (2015), Parent Performance Share Awards (Pre-2015) and Parent Performance Share Awards (2015), collectively.

“Parent Benefit Plan” shall mean any Benefit Plan established, sponsored or maintained by Parent or any of its Subsidiaries immediately prior to the Effective Time including any Parent Retained Qualified Plan, but excluding any SpinCo Benefit Plan, including any plan transferred to and assumed by SpinCo pursuant to Section 2.03(b).

“Parent Board” shall have the meaning set forth in the Recitals.

“Parent Business” shall mean all businesses, operations and activities (whether or not such businesses, operations or activities are or have been terminated, divested or discontinued) conducted at any time prior to the Effective Time by either Party or any member of its Group, other than the SpinCo Business.

“Parent Change in Control” shall have the meaning set forth in Section 4.02(g)(i).

“Parent Compensation Committee” shall mean the Compensation Committee of the Parent Board.

“Parent Deferred Compensation Plan” shall mean the Parent Deferred Compensation Plan, as amended.

“Parent Deferred Compensation Rabbi Trust” shall mean the Parent Trust for Deferred Compensation Plans (Restatement dated February 1, 2003).

“Parent ESPP” shall mean the Parent Employee Stock Purchase Plan, as in effect from time to time.

“Parent GLT Severance Plan” shall mean Parent Leadership Team Transition Severance Plan, as such plan is in effect immediately prior to the Effective Time.

“Parent Group” shall mean Parent and each Person that is a Subsidiary of Parent (other than SpinCo and any other member of the SpinCo Group).

“Parent Group Employees” shall have the meaning set forth in Section 3.01(a)(ii).

“Parent HSA” shall have the meaning set forth in Section 7.01(c).

“Parent Liabilities” shall have the meaning set forth in Section 2.3(b) of the Separation and Distribution Agreement.

“Parent New Retirement Plan” shall have the meaning set forth in Section 5.01(b).

“Parent New Retirement Trust” shall mean the trust established by Parent prior to or on the Distribution Date, which is intended to hold the Assets of the Parent New Retirement Plan.

“Parent Non-Equity Incentive Practices” shall mean the corporate non-equity incentive practices of the Parent Group.

“Parent Omnibus Plan” shall mean the Gannett Co., Inc. 2001 Omnibus Incentive Compensation Plan, as amended and restated as of May 4, 2010.

“Parent Option Award” shall mean an award of options to purchase Parent Shares granted pursuant to a Parent Omnibus Plan that is outstanding as of immediately prior to the Effective Time.

“Parent Performance Share Award (2015)” shall mean a performance share award granted in 2015 pursuant to the Parent Omnibus Plan that is outstanding as of immediately prior to the Effective Time.

“Parent Performance Share Award (Pre-2015)” shall mean a performance share award granted prior to 2015 pursuant to the Parent Omnibus Plan that is outstanding as of immediately prior to the Effective Time.

“Parent Ratio” shall mean the quotient obtained by dividing (a) the Pre-Separation Parent Stock Value by (b) the Post-Separation Parent Stock Value.

“Parent Restricted Stock Award”  shall mean an award of shares of restricted stock of Parent granted pursuant to the Parent Omnibus Plan that is outstanding as of immediately prior to the Effective Time.

“Parent Retained Qualified Plans” shall have the meaning set forth in Section 5.02(a).

“Parent RSU Award (2015)” shall mean an award of time-based restricted stock units granted in 2015 pursuant to a Parent Omnibus Plan that is outstanding as of immediately prior to the Effective Time.

“Parent RSU Award (Pre-2015)” shall mean an award of time-based restricted stock units granted prior to 2015 pursuant to a Parent Omnibus Plan that is outstanding as of immediately prior to the Effective Time.

“Parent SERP” shall mean the Parent Supplemental Retirement Plan, as such plan is in effect immediately prior to the Effective Time.

“Parent Share Fund” shall have the meaning set forth in Section 5.03(d).

“Parent Shares” shall mean the shares of common stock, par value $1.00 per share, of Parent.

“Parent Transitional Compensation Plan” shall mean the Parent Transitional Compensation Plan as amended and restated August 7, 2007.

“Parent Value Factor” shall mean the quotient obtained by dividing (a) the Pre-Separation Parent Stock Value by (b) the sum of (i) the Adjusted SpinCo Stock Value and (ii) the Post-Separation Parent Stock Value.

“Parent Welfare Plan” shall mean any Parent Benefit Plan which is a Welfare Plan.

“Parties” shall mean the parties to this Agreement.

“Person” shall mean an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Post-Separation Parent Awards” shall mean Post-Separation Parent Option Awards, Post-Separation Parent Restricted Stock Awards, Post-Separation Parent RSU Awards (Pre-2015), Post-Separation Parent RSU Awards (2015), Post-Separation Parent Performance Share Awards (Pre-2015) and Post-Separation Parent Performance Share Awards (2015), collectively.

“Post-Separation Parent Option Award” shall mean a Parent Option Award adjusted as of the Effective Time in accordance with Section 4.02(a).

“Post-Separation Parent Performance Share Award (2015)” shall mean a Parent Performance Share Award (2015) adjusted as of the Effective Time in accordance with Section 4.02(f).

“Post-Separation Parent Performance Share Award (Pre-2015)” shall mean a Parent Performance Share Award (Pre-2015) adjusted as of the Effective Time in accordance with Section 4.02(e).

“Post-Separation Parent Restricted Stock Award” shall mean a Parent Restricted Stock Award as adjusted as of the Effective Time in accordance with Section 4.02(b).

“Post-Separation Parent RSU Award (2015)” shall mean a Parent RSU Award (2015) as adjusted as of the Effective Time in accordance with Section 4.02(d).

“Post-Separation Parent RSU Award (Pre-2015)” shall mean a Parent RSU Award (Pre-2015) adjusted as of the Effective Time in accordance with Section 4.02(c).

“Post-Separation Parent Stock Value” shall mean the simple average of the volume weighted average per-share price of Parent Shares trading on the NYSE during each of the first five (5) full Trading Sessions immediately after the Effective Time.

“Pre-Separation Parent 401(k) Plan” shall mean the Gannett 401(k) Savings Plan, as such plan is in effect immediately prior to the Effective Time.

“Pre-Separation Parent Post-65 Retiree Medical Plan” shall mean the Parent Post-65 Retiree Medical Plan and Health Reimbursement Arrangement, as such plan is in effect immediately prior to the Effective Time.

“Pre-Separation Parent Retirement Plan” shall mean the Gannett Retirement Plan, as such plan is in effect immediately prior to the Effective Time.

“Pre-Separation Parent Stock Value” shall mean the simple average of the volume weighted average per-share price of Parent Shares trading “regular way with due bills” on the NYSE during each of the last five (5) full Trading Sessions immediately prior to the Effective Time.

“Pre-Separation Parent Supplemental Unemployment Benefit Pay Plan and Trust” shall mean the Parent Supplemental Unemployment Benefit Pay Plan and Trust, as such plan and trust are in effect immediately prior to the Effective Time.

“Pre-Separation Parent Welfare Plan” shall mean a Welfare Plan listed in Schedule 7.01(a), as such plan is in effect immediately prior to the Effective Time.

“QDRO” shall mean a qualified domestic relations order within the meaning of Section 206(d) of ERISA and Section 414(p) of the Code.

“Record Date” shall mean the close of business on the date to be determined by the Parent Board as the record date for determining holders of Parent Shares entitled to receive SpinCo Shares pursuant to the Distribution.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Separation” shall have the meaning set forth in the Recitals.

“Separation and Distribution Agreement” shall have the meaning set forth in the Recitals to this Agreement.

“SpinCo” shall have the meaning set forth in the Preamble.

“SpinCo 401(k) Plan” shall mean the Pre-Separation Parent 401(k) Plan, as assumed by SpinCo as of the Effective Time pursuant to Section 2.03(b) and Section 5.03(b).

“SpinCo Awards” shall mean SpinCo Option Awards, SpinCo Restricted Stock Awards, SpinCo Performance Share Awards (2015), SpinCo Performance Share Awards (Pre-2015), SpinCo RSU Awards (Pre-2015) and SpinCo RSU Awards (2015), collectively.

“SpinCo Benefit Plan” shall mean any Benefit Plan established, sponsored, maintained or contributed to by a member of the SpinCo Group as of or after the Effective Time, including any SpinCo Retained Qualified Plan and any Benefit Plans assumed or adopted by SpinCo pursuant to Section 2.03(a) and Section 2.03(b).

“SpinCo Board” shall mean the Board of Directors of SpinCo.

“SpinCo Business” shall mean (a) the business, operations and activities of the Publishing segment of Parent conducted at any time prior to the Effective Time by either Party or any of their current or former Subsidiaries and (b) any terminated, divested or discontinued businesses, operations and activities that, at the time of termination, divestiture or discontinuation, primarily related to the business, operations or activities described in clause (a) as then conducted, including those set forth on Schedule 1.4 of the Separation and Distribution Agreement, excluding, in the case of each of clauses (a) and (b), the business, operations and activities primarily related to the Parent Assets.

“SpinCo Change in Control” shall have the meaning set forth in Section 4.02(g)(i).

“SpinCo Deferred Compensation Plan” shall mean the deferred compensation plan, as adopted by SpinCo as of the Effective Time pursuant to Section 2.03(a) and Section 6.01(a).

“SpinCo Deferred Compensation Rabbi Trust” shall mean the rabbi trust, as adopted by SpinCo as of the Effective Time pursuant to Section 2.03(a) and Section 6.01(d).

“SpinCo Designees” shall mean any and all entities (including corporations, general or limited partnerships, trusts, joint ventures, unincorporated organizations, limited liability entities or other entities) designated by Parent that will be members of the SpinCo Group as of immediately prior to the Effective Time.

“SpinCo Flex Plan” shall have the meaning set forth in Section 7.01(d).

“SpinCo GLT Severance Plan” shall mean the group leadership team transition severance plan, as adopted by SpinCo as of the Effective Time pursuant to Section 2.03(a) and Section 4.05.

“SpinCo Group” shall mean (a) prior to the Effective Time, SpinCo and each Person that will be a Subsidiary of SpinCo as of immediately after the Effective Time, including the Transferred Entities, even if, prior to the Effective Time, such Person is not a Subsidiary of SpinCo; and (b) on and after the Effective Time, SpinCo and each Person that is a Subsidiary of SpinCo.

“SpinCo Group Employees” shall have the meaning set forth in Section 3.01(a).

“SpinCo HSA” shall have the meaning set forth in Section 7.01(c).

“SpinCo Liabilities” shall have the meaning set forth in Section 2.3(a) of the Separation and Distribution Agreement.

“SpinCo Non-Equity Incentive Practices” shall mean the corporate non-equity incentive practices, as established by SpinCo as of the Effective Time pursuant to Section 2.03(a) and Section 4.04(a).

“SpinCo Omnibus Plan” shall mean the SpinCo 2015 Omnibus Incentive Plan, as established by SpinCo as of the Effective Time pursuant to Section 2.03(a) and Section 4.01.

“SpinCo Option Award” shall mean an award of options to purchase SpinCo Shares assumed by SpinCo pursuant to the SpinCo Omnibus Plan in accordance with Section 4.02(a).

“SpinCo Performance Share Award (2015)” shall mean an award of performance shares assumed by SpinCo pursuant to the SpinCo Omnibus Plan in accordance with Section 4.02(f).

“SpinCo Performance Share Award (Pre-2015)” shall mean an award of performance shares assumed by SpinCo pursuant to the SpinCo Omnibus Plan in accordance with Section 4.02(e).

“SpinCo Post-65 Retiree Medical Plan” shall mean the Pre-Separation Parent Post-65 Retiree Medical Plan, as assumed by SpinCo as of the Effective Time pursuant to Section 2.03(b) and Section 7.08.

“SpinCo Ratio” shall mean the quotient obtained by dividing (a) the Pre-Separation Parent Stock Value by (b) the SpinCo Stock Value.

“SpinCo Retained Qualified Plans” shall have the meaning set forth in Section 5.02(b).

“SpinCo Retirement Plan” shall mean the Pre-Separation Parent Retirement Plan, as assumed by SpinCo as of the Effective Time pursuant to Section 2.03(b) and Section 5.01(a).

“SpinCo Retirement Trust” shall mean the trust as assumed by SpinCo as of the Effective Time pursuant to Section 2.03(b) and Section 5.01(a), which holds the Assets of the SpinCo Retirement Plan.

“SpinCo RSU Award (2015)” shall mean an award of time-based restricted stock units assumed pursuant to the SpinCo Omnibus Plan in accordance with Section 4.02(d).

“SpinCo RSU Award (Pre-2015)” shall mean an award of time-based restricted stock units assumed pursuant to the SpinCo Omnibus Plan in accordance with Section 4.02(c).

“SpinCo SERP” shall mean the supplemental retirement plan, as adopted by SpinCo as of the Effective Time pursuant to Section 2.03(a) and Section 5.04.

“SpinCo Share Fund” shall have the meaning set forth in Section 5.03(e).

“SpinCo Shares” shall mean the shares of common stock, par value $0.01 per share, of SpinCo.

“SpinCo Stock Value” shall mean the simple average of the volume weighted average per-share price of SpinCo Shares trading on the NYSE during each of the first five (5) full Trading Sessions immediately after the Effective Time.

“SpinCo Supplemental Unemployment Benefit Pay Plan and Trust” shall mean the Pre-Separation Parent Supplemental Unemployment Benefit Pay Plan and Trust as assumed by SpinCo as of the Effective Time pursuant to Section 2.03(b) and Section 7.04.

“SpinCo Transitional Compensation Plan” shall mean the SpinCo Transitional Compensation Plan, as adopted by SpinCo pursuant to Section 2.03(a) and Section 4.06.

“SpinCo Value Factor” shall mean the quotient obtained by dividing (a) the Pre-Separation Parent Stock Value by (b) the sum of (i) the SpinCo Stock Value and (ii) the quotient obtained by dividing the Post-Separation Parent Stock Value by the Distribution Ratio.

“SpinCo Welfare Plan” shall mean a Welfare Plan established, sponsored, maintained or contributed to by any member of the SpinCo Group for the benefit of SpinCo Group Employees and Former SpinCo Group Employees, including (a) Pre-Separation Parent Post-65 Retirement Medical Plan assumed by SpinCo pursuant to Section 2.03(b) and Section 7.09 as the SpinCo Post-65 Retiree Medical Plan and (b) the Pre-Separation Parent Supplemental Unemployment Benefit Pay Plan, assumed by SpinCo pursuant to Section 2.03(b) and Section 7.04 as the SpinCo Supplemental Unemployment Benefit Pay Plan and Trust.

“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities, (ii) the total combined equity interests or (iii) the capital or profit interests, in the case of a partnership, or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Tax” shall have the meaning set forth in the Tax Matters Agreement.

“Tax Matters Agreement” shall mean the Tax Matters Agreement to be entered into by and between Parent and SpinCo or any members of their respective Groups in connection with the Separation, the Distribution or the other transactions contemplated by this Agreement.

“TEGNA 401(k) Plan” shall mean the TEGNA Inc. 401(k) Savings Plan.

“TEGNA Participation Date” shall have the meaning set forth in Section 5.03(a).

“Third Party” shall mean any Person other than the Parties or any members of their respective Groups.

“Third-Party Claim” shall have the meaning set forth in Section 4.5(a) of the Separation and Distribution Agreement.

“Trading Session” shall mean the period of time during any given calendar day, commencing with the determination of the opening price on the NYSE and ending with the determination of the closing price on the NYSE, in which trading in Parent Shares or SpinCo Shares (as applicable) is permitted on the NYSE.

“Transfer Documents” shall have the meaning set forth in Section 2.1(b) of the Separation and Distribution Agreement.

“Transferred Account Balances” shall have the meaning set forth in Section 7.01(d).

“Transferred Director” shall mean each SpinCo non-employee director as of the Effective Time who served on the Parent Board immediately prior to the Effective Time.

“Transferred Entities” shall mean the entities set forth on Schedule 1.9 of the Separation and Distribution Agreement.

“Transition Services Agreement” shall mean the Transition Services Agreement to be entered into by and between Parent and SpinCo or any members of their respective Groups in connection with the Separation, the Distribution or the other transactions contemplated by the Separation and Distribution Agreement.

“U.S.” shall mean the United States of America.

“Welfare Plan” shall mean any “welfare plan” (as defined in Section 3(1) of ERISA) or a “cafeteria plan” under Section 125 of the Code, and any benefits offered thereunder, and any other plan offering health benefits (including medical, prescription drug, dental, vision, mental health, substance abuse and retiree health), disability benefits, or life, accidental death and dismemberment, and business travel insurance, pre-Tax premium conversion benefits, dependent care assistance programs, employee assistance programs, paid time-off programs, contribution funding toward a health savings account, flexible spending accounts, supplemental unemployment benefits or severance.

Section 1.02.         Interpretation.  Section 10.15 of the Separation and Distribution Agreement is hereby incorporated by reference.

ARTICLE II
GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES

Section 2.01.         General Principles.

(a)           Acceptance and Assumption of SpinCo Liabilities.  Except as otherwise provided by this Agreement, on or prior to the Effective Time, but in any case prior to the Distribution, SpinCo and the applicable SpinCo Designees shall accept, assume and agree faithfully to perform, discharge and fulfill all of the following Liabilities in accordance with their respective terms (each of which shall be considered a SpinCo Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Parent’s or SpinCo’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates against any member of the Parent Group or the SpinCo Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the Parent Group or the SpinCo Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates:

(i)            any and all wages, salaries, incentive compensation, equity compensation, commissions, bonuses and any other employee compensation or benefits payable to or on behalf of any SpinCo Group Employees and Former SpinCo Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses or other employee compensation or benefits are or may have been awarded or earned;

(ii)           any and all Liabilities whatsoever with respect to claims under a SpinCo Benefit Plan, taking into account the SpinCo Benefit Plan’s assumption of Liabilities with respect to SpinCo Group Employees and Former SpinCo Group Employees that were originally the Liabilities of the corresponding Parent Benefit Plan with respect to periods prior to the Effective Time; and

(iii)          any and all Liabilities expressly assumed or retained by any member of the SpinCo Group pursuant to this Agreement.

(b)           Acceptance and Assumption of Parent Liabilities.  Except as otherwise provided by this Agreement, on or prior to the Effective Time, but in any case prior to the Distribution, Parent and certain members of the Parent Group designated by Parent shall accept, assume and agree faithfully to perform, discharge and fulfill all of the following Liabilities in accordance with their respective terms (each of which shall be considered a Parent Liability), regardless of when or where such Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Effective Time, regardless of where or against whom such Liabilities are asserted or determined (including any Liabilities arising out of claims made by Parent’s or SpinCo’s respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates against any member of the Parent Group or the SpinCo Group) or whether asserted or determined prior to the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the Parent Group or the SpinCo Group, or any of their respective directors, officers, Employees, Former Employees, agents, Subsidiaries or Affiliates:

(i)            any and all wages, salaries, incentive compensation, equity compensation, commissions, bonuses and any other employee compensation or benefits payable to or on behalf of any Parent Group Employees and Former Parent Group Employees after the Effective Time, without regard to when such wages, salaries, incentive compensation, equity compensation, commissions, bonuses or other employee compensation or benefits are or may have been awarded or earned;

(ii)           any and all Liabilities whatsoever with respect to claims under a Parent Benefit Plan, taking into account a corresponding SpinCo Benefit Plan’s assumption of Liabilities with respect to SpinCo Group Employees and Former SpinCo Group Employees that were originally the Liabilities of such Parent Benefit Plan with respect to periods prior to the Effective Time; and

(iii)          any and all Liabilities expressly assumed or retained by any member of the Parent Group pursuant to this Agreement.

(c)           Unaddressed Liabilities.  To the extent that this Agreement does not address particular Liabilities under any Benefit Plan and the Parties later determine that they should be allocated in connection with the Distribution, the Parties shall agree in good faith on the allocation, taking into account the handling of comparable Liabilities under this Agreement.

Section 2.02.         Service Credit.  As of the Effective Time, the SpinCo Benefit Plans shall, and SpinCo shall cause each member of the SpinCo Group to, recognize for each SpinCo Group Employee who is employed immediately following the Effective Time by a member of the SpinCo Group and each Former SpinCo Group Employee full service with Parent or any of its Subsidiaries or predecessor entities at or before the Effective Time, to the same extent that such service was recognized by Parent for similar purposes prior to the Effective Time as if such full service had been performed for a member of the SpinCo Group, for purposes of eligibility, vesting and determination of level of benefits under any such SpinCo Benefit Plan.

Section 2.03.         Adoption and Transfer and Assumption of Benefit Plans.

(a)           Adoption by SpinCo of Benefit Plans.  As of no later than the Effective Time, SpinCo shall adopt Benefit Plans (and related trusts, if applicable) as contemplated and in accordance with the terms of this Agreement, which Benefit Plans shall contain terms substantially comparable (or such other standard and with such other terms or modifications as are specified in this Agreement with respect to any particular Benefit Plan) to those of the corresponding Parent Benefit Plans as in effect immediately prior to the Effective Time, with such changes, modifications or amendments to the SpinCo Benefit Plans as may be required by applicable Law or to reflect the Separation and Distribution, including limiting participation in any such SpinCo Benefit Plan to SpinCo Group Employees and Former SpinCo Group Employees who participated in the corresponding Benefit Plan immediately prior to the Effective Time.

(b)           Transfer to and Assumption by SpinCo of Certain Pre-Separation Parent Plans.  As of the Effective Time, Parent shall assign and transfer to SpinCo and SpinCo shall assume the Benefits Plans listed on Schedule 2.03(b), including all related Liabilities and Assets, and any related trusts and other funding vehicles and insurance contracts of any of such plans other than as specifically provided in this Agreement; provided, however, that SpinCo may make such changes, modifications or amendments to such SpinCo Benefit Plans as may be required by applicable Law or to reflect the Separation and Distribution Agreement, including limiting participation in any such SpinCo Benefit Plan to SpinCo Group Employees and Former SpinCo Group Employees who participated in the corresponding Benefit Plan immediately prior to the Effective Time.

(c)           Plans Not Required to Be Adopted.  With respect to any Benefit Plan not listed or otherwise addressed in this Agreement, the Parties shall agree in good faith on the treatment of such plan taking into account the handling of any comparable plan under this Agreement and, notwithstanding that SpinCo shall not have an obligation to continue to maintain any such plan with respect to the provision of future benefits from and after the Effective Time, SpinCo shall remain obligated to pay or provide any previously accrued or incurred benefits to the SpinCo Group Employees and Former SpinCo Group Employees consistent with Section 2.01(a) of this Agreement.

(d)           Information and Operation.  Each Party shall use its commercially reasonable efforts to provide the other Party with information describing each Benefit Plan election made by an Employee or Former Employee that may have application to such Party’s Benefit Plans from and after the Effective Time, and each Party shall use its commercially reasonable efforts to administer its Benefit Plans using those elections.  Each Party shall, upon reasonable request, use its commercially reasonable efforts to provide the other Party and the other Party’s respective Affiliates, agents, and vendors all information reasonably necessary to the other Party’s operation or administration of its Benefit Plans.

(e)           No Duplication or Acceleration of Benefits.  Notwithstanding anything to the contrary in this Agreement, the Separation and Distribution Agreement or any Ancillary Agreement, no participant in any Benefit Plan shall receive service credit or benefits to the extent that receipt of such service credit or benefits would result in duplication of benefits provided to such participant by the corresponding Benefit Plan or any other plan, program or arrangement sponsored or maintained by a member of the Group that sponsors the corresponding Benefit Plan.  Furthermore, unless expressly provided for in this Agreement, the Separation and Distribution Agreement or in any Ancillary Agreement or required by applicable Law, no provision in this Agreement shall be construed to create any right to accelerate vesting distributions or entitlements under any Benefit Plan sponsored or maintained by a member of the Parent Group or member of the SpinCo Group on the part of any Employee or Former Employee.

(f)            Transition Services.  The Parties acknowledge that the Parent Group or the SpinCo Group may provide administrative services for certain of the other Party’s compensation and benefit programs for a transitional period under the terms of the Transition Services Agreement.  The Parties agree to enter into a business associate agreement (if required by HIPAA or other applicable health information privacy Laws) in connection with such Transition Services Agreement.

(g)           Beneficiaries.  References to Parent Group Employees, Former Parent Group Employees, SpinCo Group Employees, Former SpinCo Group Employees, and current and former non-employee directors of either Parent or SpinCo, shall be deemed to refer to their beneficiaries, dependents, survivors and alternate payees, as applicable.

Section 2.04.         Individual Agreements.

(a)           Assignment by Parent.  To the extent necessary, Parent shall assign, or cause an applicable member of the Parent Group to assign, to SpinCo or another member of the SpinCo Group, as designated by SpinCo, all Individual Agreements, with such assignment to be effective as of no later than the Effective Time; provided, however, that to the extent that assignment of any such Individual Agreement is not permitted by the terms of such agreement or by applicable Law, effective as of the Effective Time, each member of the SpinCo Group shall be considered to be a successor to each member of the Parent Group for purposes of, and a third-party beneficiary with respect to, such Individual Agreement, such that each member of the SpinCo Group shall enjoy all of the rights and benefits under such agreement (including rights and benefits as a third-party beneficiary), with respect to the business operations of the SpinCo Group; provided, further, that in no event shall Parent be permitted to enforce any Individual Agreement (including any agreement containing non-competition or non-solicitation covenants) against a SpinCo Group Employee or Former SpinCo Group Employee for action taken in such individual’s capacity as a SpinCo Group Employee or Former SpinCo Group Employee other than on behalf of SpinCo Group as requested by SpinCo Group in its capacity as a third-party beneficiary.

(b)           Assumption by SpinCo.  Effective as of the Effective Time, SpinCo shall assume and honor any individual agreement to which any SpinCo Group Employee or Former SpinCo Group Employee is a party with any member of the Parent Group, including any Individual Agreement.

Section 2.05.         Collective Bargaining.  No later than the Effective Time, to the extent necessary, SpinCo shall (a) assume all collective bargaining agreements (including any national, sector or local collective bargaining agreement) that cover SpinCo Group Employees or Former SpinCo Group Employees and the Liabilities arising under any such collective bargaining agreements, and (b) join any industrial, employer or similar association or federation if membership is required for the relevant collective bargaining agreement to continue to apply.

Section 2.06.         Non-U.S. Regulatory Compliance.  Parent shall have the authority to adjust the treatment described in this Agreement with respect to SpinCo Group Employees and Former SpinCo Group Employees who are located outside of the U.S. in order to ensure compliance with the applicable Laws or regulations of countries outside of the U.S. or to preserve the Tax benefits provided under local Tax Law or regulation before the Distribution.

ARTICLE III
ASSIGNMENT OF EMPLOYEES

Section 3.01.         Active Employees.

(a)           Assignment and Transfer of Employees.  Effective as of no later than the Effective Time and except as otherwise agreed by the Parties, (i) the applicable member of the Parent Group shall have taken such actions as are necessary to ensure that each individual who is intended to be an employee of the SpinCo Group as of immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or leave of absence approved by the Parent Human Resources department or otherwise taken in accordance with applicable Law) (collectively, the “SpinCo Group Employees”) is employed by a member of the SpinCo Group as of immediately after the Effective Time, and (ii) the applicable member of the Parent Group shall have taken such actions as are necessary to ensure that each individual who is intended to be an employee of the Parent Group as of immediately after the Effective Time (including any such individual who is not actively working as of the Effective Time as a result of an illness, injury or leave of absence approved by the Parent Human Resources department or otherwise taken in accordance with applicable Law) and any other individual employed by the Parent Group as of the Effective Time who is not a SpinCo Group Employee (collectively, the “Parent Group Employees”) is employed by a member of the Parent Group as of immediately after the Effective Time.  Each of the Parties agrees to execute, and to seek to have the applicable Employees execute, such documentation, if any, as may be necessary to reflect such assignment and/or transfer.

(b)           At-Will Status.  Nothing in this Agreement shall create any obligation on the part of any member of the Parent Group or any member of the SpinCo Group to (i) continue the employment of any Employee or permit the return from a leave of absence for any period after the date of this Agreement (except as required by applicable Law) or (ii) change the employment status of any Employee from “at-will,” to the extent that such Employee is an “at-will” employee under applicable Law.

(c)           Severance.  The Parties acknowledge and agree that the Separation, Distribution and the assignment, transfer or continuation of the employment of Employees as contemplated by this Section 3.01 shall not be deemed an involuntary termination of employment entitling any SpinCo Group Employee or Parent Group Employee to severance payments or benefits.

(d)           Not a Change in Control.  The Parties acknowledge and agree that neither the consummation of the Separation, Distribution nor any transaction contemplated by this Agreement, the Separation and Distribution Agreement or any other Ancillary Agreement shall be deemed a “change in control,” “change of control,” or term of similar import for purposes of any Benefit Plan sponsored or maintained by any member of the Parent Group or member of the SpinCo Group.

(e)           Payroll and Related Taxes.  With respect to any SpinCo Group Employee or group of SpinCo Group Employees, the Parties shall, or shall cause their respective Subsidiaries to, (i) treat SpinCo (or the applicable member of the SpinCo Group) as a “successor employer” and Parent (or the applicable member of the Parent Group) as a “predecessor,” within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, for purposes of Taxes imposed under the U.S. Federal Insurance Contributions Act, as amended (“FICA”), or the U.S. Federal Unemployment Tax Act, as amended (“FUTA”), (ii) cooperate with each other to avoid, to the extent possible, the restart of FICA and FUTA upon or following the Effective Time with respect to each such SpinCo Group Employee for the Tax year during which the Effective Time occurs, and (iii) use commercially reasonable efforts to implement the alternate procedure described in Section 5 of Revenue Procedure 2004-53; provided, however, that, to the extent that SpinCo (or the applicable member of the SpinCo Group) cannot be treated as a “successor employer” to Parent (or the applicable member of the Parent Group) within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code with respect to any SpinCo Group Employee or group of SpinCo Group Employees, (x) with respect to the portion of the Tax year commencing on January 1, 2015 and ending on the Distribution Date, Parent shall (A) be responsible for all payroll obligations, Tax withholding and reporting obligations for such SpinCo Group Employees and (B) furnish a Form W-2 or similar earnings statement to all such SpinCo Group Employees for such period, and (y) with respect to the remaining portion of such Tax year, SpinCo shall (A) be responsible for all payroll obligations, Tax withholding and reporting obligations regarding such SpinCo Group Employees and (B) furnish a Form W-2 or similar earnings statement to all such SpinCo Group Employees.

(f)            Dual Service Employees.  Without limiting the generality of Section 3.01(a), the individuals who are designated as “Dual Service Employees” on Schedule 3.01(f) shall be employed by both the Parent Group and SpinCo Group immediately following the Effective Time, and shall be classified as Parent Group Employees.  Certain additional terms applicable to the Dual Service Employees’ services to the Parent Group and the SpinCo Group are set forth on Schedule 3.01(f).

Section 3.02.         No-Hire and Non-Solicitation.  Each Party agrees that, for a period of two (2) years from the Distribution Date, such Party shall not hire or solicit for employment any individual who is a Parent Group Employee or a Former Parent Group Employee whose employment was terminated during the thirty (30) days prior to the Effective Time (the “Non-Solicit Date”), in the case of SpinCo, or a SpinCo Group Employee or a Former SpinCo Group Employee whose employment was terminated during the thirty (30) days prior to the Effective Time, in the case of Parent; provided, however, without limiting the generality of the foregoing prohibition on solicitation and hiring Employees of the other Party, this Section 3.02 shall not prohibit (a) hiring resulting from generalized solicitations that are not directed to specific Persons or Employees of the other Party, or (b) the solicitation and hiring of a Person whose employment was involuntarily terminated by the other Party.  Except as provided in clause (b) of the immediately preceding sentence with respect to involuntary terminations, without regard to the use of the term “Employee” or “employs,” the restrictions under this Section 3.02 shall be applicable to the applicable Employee or Former Employee until the date that is six (6) months after such Employee or Former Employee’s last date of employment with Parent or SpinCo, as applicable.  For the avoidance of doubt, the restrictions under this Section 3.02 shall not apply to (x) Former Parent Group Employees or Former SpinCo Group Employees whose most recent employment with Parent and its Subsidiaries was terminated prior to the Non-Solicit Date, or (y) Employees or Former Employees who are licensed attorneys that are solicited or hired to provide legal services to either Party.

ARTICLE IV
EQUITY, INCENTIVE AND EXECUTIVE COMPENSATION

Section 4.01.         Generally.  Each Parent Award granted that is outstanding as of immediately prior to the Effective Time shall be adjusted as described below; provided, however, effective immediately prior to the Effective Time, the Parent Compensation Committee may provide for different adjustments with respect to some or all Parent Awards to the extent that the Parent Compensation Committee deems such adjustments necessary and appropriate.  Any adjustments made by the Parent Compensation Committee pursuant to the foregoing sentence shall be deemed incorporated by reference herein as if fully set forth below and shall be binding on the Parties and their respective Affiliates.  Before the Effective Time, the SpinCo Omnibus Plan shall be established, with such terms as are necessary to permit the implementation of the provisions of Section 4.02.

Section 4.02.         Equity Incentive Awards.

(a)           Option Awards.  Each Parent Option Award that is outstanding as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into both a Post-Separation Parent Option Award and a SpinCo Option Award and shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Parent Option Award immediately prior to the Effective Time; provided, however, that from and after the Effective Time:

(i)            the number of Parent Shares subject to such Post-Separation Parent Option Award shall be equal to the product, rounded down to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the corresponding Parent Option Award immediately prior to the Effective Time by (B) the Parent Value Factor;

(ii)           the number of SpinCo Shares subject to such SpinCo Option Award shall be equal to the product, rounded down to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the corresponding Parent Option Award immediately prior to the Effective Time by (B) the SpinCo Value Factor;

(iii)          the per share exercise price of such Post-Separation Parent Option Award shall be equal to the quotient, rounded up to the nearest cent, obtained by dividing (A) the per share exercise price of the corresponding Parent Option Award immediately prior to the Effective Time by (B) the Parent Ratio; and

(iv)          the per share exercise price of such SpinCo Option Award shall be equal to the quotient, rounded up to the nearest cent, obtained by dividing (A) the per share exercise price of the corresponding Parent Option Award immediately prior to the Effective Time by (B) the SpinCo Ratio.

Notwithstanding anything to the contrary in this Section 4.02(a), the exercise price, the number of Parent Shares and SpinCo Shares subject to each Post-Separation Parent Option Award and SpinCo Option Award, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code.

(b)           Restricted Stock Awards.  Each Parent Restricted Stock Award that is outstanding as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Post-Separation Parent Restricted Stock Award and a SpinCo Restricted Stock Award and each such award shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Parent Restricted Stock Award prior to the Effective Time; provided, however, that from and after the Effective Time the number of shares subject to (i) the Post-Separation Parent Restricted Stock Award shall be equal to the number of Parent Shares subject to the corresponding Parent Restricted Stock Award immediately prior to the Effective Time, and (ii) the SpinCo Restricted Stock Award shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the Parent Restricted Stock Award immediately prior to the Effective Time by (B) the Distribution Ratio.

(c)           RSU Awards (Pre-2015).  Each Parent RSU Award (Pre-2015) that is outstanding as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Post-Separation Parent RSU Award (Pre-2015) and a SpinCo RSU Award (Pre-2015) and each such award shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Parent RSU Award (Pre-2015) prior to the Effective Time; provided, however, that from and after the Effective Time the number of shares subject to (i) the Post-Separation Parent RSU Award (Pre-2015) shall be equal to the number of Parent Shares subject to the corresponding Parent RSU Award (Pre-2015) immediately prior to the Effective Time, and (ii) the SpinCo RSU Award (Pre-2015) shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the Parent RSU Award (Pre-2015) immediately prior to the Effective Time by (B) the Distribution Ratio.

(d)           RSU Awards (2015).  Each Parent RSU Award (2015) that is outstanding as of immediately prior to the Effective Time shall be treated as follows:

(i)            If the holder is not a SpinCo Group Employee, Former SpinCo Group Employee or a Transferred Director (except as otherwise provided in Section 4.02(d)(ii) with respect to Post-Separation Parent RSU Awards (2015) that are vested as of the Effective Time), such award shall be converted, as of the Effective Time, into a Post-Separation Parent RSU Award (2015), and shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Parent RSU Award (2015) immediately prior to the Effective Time; provided, however, that from and after the Effective Time, the number of Parent Shares subject to such Post-Separation Parent RSU Award (2015) shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the corresponding Parent RSU Award (2015) immediately prior to the Effective Time by (B) the Parent Ratio.

(ii)           Notwithstanding the terms of Section 4.02(d)(i) or 4.02(d)(iii) and in lieu of the treatment provided in such Sections, any portion of a Parent RSU Award (2015) that is held by a non-employee director, including a Transferred Director, that is vested as of the Effective Time, shall be converted, as of the Effective Time, into a vested Post-Separation Parent RSU Award (2015) and a vested SpinCo RSU Award (2015) and each such award shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions after the Effective Time as were applicable to such Parent RSU Award (2015) prior to the Effective Time; provided, however, that the number of shares subject to (A) the Post-Separation Parent RSU Award (2015) shall be equal to the number of Parent Shares subject to the vested portion of the corresponding Parent RSU Award (2015) immediately prior to the Effective Time, and (B) the SpinCo RSU Award (2015) shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (x) the number of Parent Shares subject to the vested portion of the Parent RSU Award (2015) immediately prior to the Effective Time by (y) the Distribution Ratio.

(iii)          If the holder is a SpinCo Group Employee, Former SpinCo Group Employee or (subject to Section 4.02(d)(ii)) a Transferred Director, such award shall be converted, as of the Effective Time, into a SpinCo RSU Award (2015), and shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions (including with respect to vesting and expiration) after the Effective Time as were applicable to such Parent RSU Award (2015) immediately prior to the Effective Time; provided, however, that from and after the Effective Time, the number of SpinCo Shares subject to such SpinCo RSU Award (2015) shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the corresponding Parent RSU Award (2015) immediately prior to the Effective Time by (B) the SpinCo Ratio.

(e)           Performance Share Awards (Pre-2015).  Each Parent Performance Share Award (Pre-2015) that is outstanding as of immediately prior to the Effective Time shall be converted, as of the Effective Time, into a Post-Separation Parent Performance Share Award and a SpinCo Performance Share Award and each such award shall, except as otherwise provided in this Section 4.02, be subject to the same terms and conditions (including with respect to vesting and applicable performance criteria) after the Effective Time as were applicable to such Parent

Performance Share Award prior to the Effective Time; provided, however, that from and after the Effective Time:

(i)            the number of shares subject to (A) the Post-Separation Parent Performance Share Award shall be equal to the number of Parent Shares subject to the corresponding Parent Performance Share Award immediately prior to the Effective Time, and (B) the SpinCo Performance Share Award shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (1) the number of Parent Shares subject to the Parent Performance Share Award immediately prior to the Effective Time by (2) the Distribution Ratio;

(ii)           the value of dividends taken into account for purposes of the calculation of total shareholder return, shall be (A) the value of any cash dividends paid on Parent Shares during the performance period and (B) the product obtained by multiplying (1) the value of any cash dividends paid on SpinCo Shares during the portion of the performance period occurring after the Effective Time by (2) the Distribution Ratio; and

(iii)          the stock price at the end of the performance period used to determine total shareholder return shall be the sum of (A) the price per share of Parent Shares on the relevant measurement dates, and (B) the product obtained by multiplying (1) the price per share of SpinCo Shares on the relevant measurement dates by (2) the Distribution Ratio.

(f)            Performance Share Awards (2015).  Each Parent Performance Share Award (2015) that is outstanding as of immediately prior to the Effective Time shall be treated as follows:

(i)            If the holder is not a SpinCo Group Employee or Former SpinCo Group Employee, such award shall be converted, as of the Effective Time, into a Post-Separation Parent Performance Share Award (2015), and shall, except as otherwise provided in this Section 4.02 and the terms of the award agreement governing the applicable Parent Performance Share Award (2015) (including with respect to the adjustment of the applicable performance goals), be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Parent Performance Share Award (2015) immediately prior to the Effective Time; provided, however, that from and after the Effective Time, the number of Parent Shares subject to such Post-Separation Parent Performance Share Award (2015) shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the corresponding Parent Performance Share Award (2015) immediately prior to the Effective Time by (B) the Parent Ratio.

(ii)           If the holder is a SpinCo Group Employee or Former SpinCo Group Employee, such award shall be converted, as of the Effective Time, into a SpinCo Performance Share Award (2015), and shall, except as otherwise provided in this Section 4.02 and the terms of the award agreement governing the applicable Parent Performance Share Award (2015) (including with respect to the adjustment of the applicable performance goals), be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as were applicable to such Parent Performance Share Award (2015) immediately prior to the Effective Time; provided, however, that from and after the Effective Time, the number of SpinCo Shares subject to such SpinCo Performance Share Award (2015) shall be equal to the product, rounded to the nearest whole share, obtained by multiplying (A) the number of Parent Shares subject to the corresponding Parent Performance Share Award (2015) immediately prior to the Effective Time by (B) the SpinCo Ratio.

(g)           Miscellaneous Award Terms.

(i)            With respect to Post-Separation Parent Awards and SpinCo Awards, (A) employment with or service to the Parent Group shall be treated as employment with or service to SpinCo with respect to SpinCo Awards held by a Parent Group Employee who is employed by a member of the Parent Group immediately following the Effective Time or a Parent non-employee director who is a non-employee director of Parent immediately following the Effective Time, and (B) employment with or service to the SpinCo Group shall be treated as employment with or service to Parent with respect to Post-Separation Parent Awards held by SpinCo Group Employees who is employed by a member of the SpinCo Group immediately following the Effective Time or a Transferred Director who is a director of SpinCo immediately following the Effective Time.  In addition, none of the Separation, the Distribution or any employment transfer described in Section 3.01(a) shall constitute a termination of employment for any Employee for purposes of any Post-Separation Parent Award or any SpinCo Award.  After the Effective Time, for any award adjusted under this Section 4.02, any reference to a “change in control,” “change of control” or similar definition in an award agreement, employment agreement or Parent Omnibus Plan applicable to such award (x) with respect to Post-Separation Parent Awards, shall be deemed to refer to a “change in control,” “change of control” or similar definition as set forth in the applicable award agreement, employment agreement or Parent Omnibus Plan (a “Parent Change in Control”), and (y) with respect to SpinCo Awards, shall be deemed to refer to a “Change in Control” as defined in the SpinCo Omnibus Plan a (“SpinCo Change in Control”).  Without limiting the foregoing, with respect to provisions related to vesting of awards, a Parent Change in Control shall be treated as a SpinCo Change in Control for purposes of SpinCo Awards held by Parent Group Employees, Former Parent Group Employees and Parent non-employee directors, and a SpinCo Change in Control shall be treated as a Parent Change in Control for purposes of Post-Separation Parent Awards held by SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors.

(ii)           Any determination in respect of a Post-Separation Parent Option Award and SpinCo Option Award, Post-Separation Parent RSU Award (Pre-2015) and SpinCo RSU Award (Pre-2015) or Post-Separation Parent Performance Share Award (Pre-2015) and SpinCo Performance Share Award, in each case, granted to the holder pursuant to the Parent Omnibus Plan or the SpinCo Omnibus Plan, as applicable, and this Section 4.02, shall be made by the Compensation Committee of the Board of Directors of the Party to which the holder provides services immediately after the Effective Time (Parent or SpinCo, as applicable); provided, that any such determination shall apply uniformly to both the applicable Post-Separation Parent Award and the corresponding SpinCo Award held by such holder.

(h)           Settlement; Tax Reporting and Withholding.

(i)            Except as otherwise provided in this Section 4.02(h) or Section 6.01, after the Effective Time, Post-Separation Parent Awards, regardless of by whom held, shall be settled by Parent, and SpinCo Awards, regardless of by whom held, shall be settled by SpinCo.

(ii)           Upon the vesting, payment or settlement, as applicable, of SpinCo Awards, SpinCo shall be solely responsible for ensuring the satisfaction of all applicable Tax withholding requirements on behalf of each SpinCo Group Employee or Former SpinCo Group Employee and for ensuring the collection and remittance of applicable employee withholding Taxes to the Parent Group with respect to each Parent Group Employee or Former Parent Group Employee (with Parent Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to Parent Group Employees and Former Parent Group Employees to the applicable Governmental Authority).  Upon the vesting, payment or settlement, as applicable, of Post-Separation Parent Awards, Parent shall be solely responsible for ensuring the satisfaction of all applicable Tax withholding requirements on behalf of each Parent Group Employee or Former Parent Group Employee and for ensuring the collection and remittance of applicable employee withholding Taxes to the SpinCo Group with respect to each SpinCo Group Employee or Former SpinCo Group Employee (with SpinCo Group being responsible for remittance of the applicable employee Taxes and payment and remittance of the applicable employer Taxes relating to SpinCo Group Employees and Former SpinCo Group Employees to the applicable Governmental Authority).  Following the Effective Time, Parent shall be responsible for all income Tax reporting in respect of Post-Separation Parent Awards and SpinCo Awards held by Parent Group Employees, Former Parent Group Employees and individuals who are or were Parent non-employee directors, and SpinCo shall be responsible for all income Tax reporting in respect of Post-Separation Parent Awards and SpinCo Awards held by SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors.

(iii)          SpinCo shall be responsible for the settlement of cash dividends or dividend equivalents on any Post-Separation Parent Restricted Stock Award or SpinCo Restricted Stock Award held by a Transferred Director.  Prior to the date any such settlement is due, Parent shall pay SpinCo in cash amounts required to settle (A) any dividends or dividend equivalents with respect to Post-Separation Parent Restricted Stock Awards and (B) any dividends or dividend equivalents accrued prior to the Effective Time with respect to SpinCo Restricted Stock Awards.  Parent shall be responsible for the settlement of cash dividends or dividend equivalents on any Post-Separation Parent Restricted Stock Awards or SpinCo Restricted Stock Awards held by a non-employee director of Parent.  Prior to the date any such settlement is due, SpinCo shall pay Parent in cash amounts required to settle any dividends or dividend equivalents accrued following the Effective Time with respect to SpinCo Restricted Stock Awards.  For the avoidance of doubt, the term “dividend equivalents” shall not include any dividend equivalents that are deemed reinvested in SpinCo Shares or Parent Shares, consistent with the practice with respect to the applicable award prior to the Separation, and Parent or SpinCo, as applicable, shall adjust the number of shares subject to the applicable Post-Separation Parent Award or SpinCo Award, as applicable, to reflect such deemed reinvestment in the manner set forth in the applicable award agreement.

(iv)          Following the Effective Time, if any Post-Separation Parent Award held by a SpinCo Group Employee, Former SpinCo Group Employee or Transferred Director shall fail to become vested, such Post-Separation Parent Award shall be forfeited to Parent, and if any SpinCo Award held by a Parent Group Employee, Former Parent Group Employee or non-employee director of Parent shall fail to become vested, such SpinCo Award shall be forfeited to SpinCo.

(i)            Cooperation.  Each of the Parties shall establish an appropriate administration system in order to administer, in an orderly manner, (i) exercises of vested Post-Separation Parent Options and SpinCo Options, (ii) the vesting and forfeiture of unvested Post-Separation Parent Awards and SpinCo Awards, and (iii) the withholding and reporting requirements with respect to all awards.  Each of the Parties shall work together to unify and consolidate all indicative data and payroll and employment information on regular timetables and make certain that each applicable Person’s data and records in respect of such awards are correct and updated on a timely basis.  The foregoing shall include employment status and information required for vesting and forfeiture of awards and Tax withholding/remittance, compliance with trading windows and compliance with the requirements of the Exchange Act and other applicable Laws.

(j)            Registration and Other Regulatory Requirements.  SpinCo agrees to file Forms S-1, S-3 and S-8 registration statements with respect to, and to cause to be registered pursuant to the Securities Act, the SpinCo Shares authorized for issuance under the SpinCo Omnibus Plan, as required pursuant to the Securities Act, not later than the Effective Time and in any event before the date of issuance of any SpinCo Shares pursuant to the SpinCo Omnibus Plan.  The Parties shall take such additional actions as are deemed necessary or advisable to effectuate the foregoing provisions of this Section 4.02(j), including compliance with securities Laws and other legal requirements associated with equity compensation awards in affected non-U.S. jurisdictions.  Parent agrees to facilitate the adoption and approval of the SpinCo Omnibus Plan consistent with the requirements of Treasury Regulations Section 1.162-27(f)(4)(iii).

Section 4.03.         Employee Stock Purchase Plan.  The administrator of the Parent ESPP shall take all actions necessary and appropriate to provide that all payroll deductions and other contributions of the participants in the Parent ESPP who are SpinCo Group Employees shall cease on or before the Distribution Date.

Section 4.04.         Non-Equity Incentive Practices and Plans.

(a)           Corporate Bonus Practices.

(i)            For not less than the General Continuation Period, SpinCo shall follow the SpinCo Non-Equity Incentive Practices, which, for not less than the General Continuation Period, shall be applied in a manner that is substantially comparable to the manner in which  the corresponding Parent Non-Equity Incentive Practices were applied to the SpinCo Group Employees who were subject thereto as of immediately prior to the Effective Time, with such changes to the applicable performance goals as may be necessary in order to reflect the SpinCo Business following the Separation, and such other changes, modifications or amendments to the SpinCo Non-Equity Incentive Practices as may be required by applicable Law.

(ii)           The SpinCo Group shall be responsible for determining all bonus awards that would otherwise be payable under the SpinCo Non-Equity Incentive Practices to SpinCo Group Employees or Former SpinCo Group Employees for any performance periods that are open when the Effective Time occurs.  The SpinCo Group shall also determine for SpinCo Group Employees or Former SpinCo Group Employees (A) the extent to which established performance criteria (as interpreted by the SpinCo Group, in its sole discretion) have been met, and

(B) the payment level for each SpinCo Group Employee or Former SpinCo Group Employee.  The SpinCo Group shall assume all Liabilities with respect to any such bonus awards payable to SpinCo Group Employees or Former SpinCo Group Employees for any performance periods that are open when the Effective Time occurs and thereafter, and no member of the Parent Group shall have any obligations with respect thereto.

(iii)          The Parent Group shall be responsible for determining all bonus awards that would otherwise be payable under the Parent Non-Equity Incentive Practices to Parent Group Employees or Former Parent Group Employees for any performance periods that are open when the Effective Time occurs.  The Parent Group shall also determine for Parent Group Employees or Former Parent Group Employees (A) the extent to which established performance criteria (as interpreted by the Parent Group, in its sole discretion) have been met, and (B) the payment level for each Parent Group Employee or Former Parent Group Employee.  The Parent Group shall retain (or assume as necessary) all Liabilities with respect to any such bonus awards payable to Parent Group Employees or Former Parent Group Employees for any performance periods that are open when the Effective Time occurs and thereafter, and no member of the SpinCo Group shall have any obligations with respect thereto.

(b)           Parent Retained Bonus Plans.  No later than the Effective Time, the Parent Group shall continue to retain (or assume as necessary) any incentive plan for the exclusive benefit of Parent Group Employees and Former Parent Group Employees, whether or not sponsored by the Parent Group, and, from and after the Effective Time, shall be solely responsible for all Liabilities thereunder.

(c)           SpinCo Retained Bonus Plans.  No later than the Effective Time, the SpinCo Group shall continue to retain (or assume as necessary) any incentive plan for the exclusive benefit of SpinCo Group Employees and Former SpinCo Group Employees, whether or not sponsored by the SpinCo Group, and, from and after the Effective Time, shall be solely responsible for all Liabilities thereunder.

Section 4.05.         Executive Severance Pay Plan.  As of the Effective Time, SpinCo shall establish the SpinCo GLT Severance Plan pursuant to Section 2.03(a).  For not less than the GLT Severance Continuation Period, the Parent GLT Severance Plan and the SpinCo GLT Severance Plan shall have the same terms as of immediately prior to the Effective Time as the Parent GLT Severance Plan, with such changes as may be required by applicable Law or to reflect the Separation and Distribution Agreement, it being understood that any such changes, modifications or amendments shall not result in benefits that are less favorable than those provided under the Parent GLT Separation Plan to the Parent Group Employees and SpinCo Group Employees who were participants in the Parent GLT Severance Plan immediately prior to the Effective Time.

Section 4.06.         Transitional Compensation Plan.  As of the Effective Time, SpinCo shall establish the SpinCo Transitional Compensation Plan pursuant to Section 2.03(a).  For not less than the General Continuation Period, the SpinCo Transitional Compensation Plan and the Parent Transitional Compensation Plan shall have substantially the same terms as of immediately prior to the Effective Time as the Parent Transitional Compensation Plan.  Notwithstanding the foregoing, the SpinCo Transitional Compensation Plan shall not provide for a gross-up of Taxes imposed under Section 4999 of the Code or a “Window Period” (as defined in the Parent Transitional Compensation Plan) and, during the General Continuation Period, Parent and SpinCo may make such changes, modifications or amendments to the SpinCo Transitional Compensation Plan and the Parent Transitional Compensation Plan, respectively, as may be required by applicable Law, it being understood that any such changes, modifications or amendments (except as expressly contemplated by this Section 4.06) shall not result in benefits that are less favorable than those applicable under the Parent Transitional Plan as in effect immediately prior to the Effective Time to the Parent Group Employees and SpinCo Group Employees who were participants in the Parent Transitional Compensation Plan immediately prior to the Effective Time.

Section 4.07.         Director Compensation.  Parent shall be responsible for the payment of any fees for service on the Parent Board that are earned at, before, or after the Effective Time, and SpinCo shall not have any responsibility for any such payments except as otherwise provided in Article VI with respect to deferred compensation.  With respect to any SpinCo non-employee director, SpinCo shall be responsible for the payment of any fees for service on the SpinCo Board that are earned at any time after the Effective Time and Parent shall not have any responsibility for any such payments.  Notwithstanding the foregoing, SpinCo shall commence paying quarterly cash retainers to SpinCo non-employee directors in respect of the quarter in which the Effective Time occurs; provided that (a) if Parent has already paid such quarter’s cash retainers to Parent non-employee directors prior to the Effective Time, then within thirty (30) days after the Distribution Date, SpinCo shall pay Parent an amount equal to the portion of such payment that is attributable to Transferred Directors’ service to SpinCo after the Distribution Date (other than any amount that is subject to a deferral election and is credited or to be credited to any such director’s account under the Parent Deferred Compensation Plan), and (b) if Parent has not yet paid such quarter’s cash retainers to Parent non-employee directors prior to the Effective Time, then within thirty (30) days after the Distribution Date, Parent shall pay SpinCo an amount equal to the portion of such payment that is attributable to Transferred Directors’ service to Parent on and prior to the Distribution Date.

ARTICLE V
QUALIFIED AND NONQUALIFIED RETIREMENT PLANS

Section 5.01.         SpinCo Retirement Plan.

(a)           Assumption of Pre-Separation Parent Retirement Plan.  As of the Distribution Date, SpinCo shall assume, pursuant to Section 2.03(b), the Pre-Separation Parent Retirement Plan and related trust thereunder (including all related Assets and Liabilities), as the SpinCo Retirement Plan and related Trust.  For not less than the General Continuation Period, the SpinCo Retirement Plan, shall have substantially the same terms as of immediately prior to the Distribution Date as the Pre-Separation Parent Retirement Plan, with such changes, modifications or amendments to the SpinCo Retirement Plan as may be required by applicable Law or as are necessary and appropriate to reflect the Separation.

(b)           Establishment of Parent New Retirement Plan.  Effective as of the Distribution Date, Parent shall establish the Parent New Retirement Plan and Parent New Master Trust, which shall be intended to meet the Tax qualification requirements of Section 401(a) of the Code and Tax exemption requirements of Section 501(a) of the Code, and for not less than the

General Continuation Period, the Parent New Retirement Plan shall have substantially the same terms as of immediately prior to the Distribution Date as the Pre-Separation Parent Retirement Plan, with such changes, modifications or amendments to the Parent New Retirement Plan, as may be required by applicable Law or as are necessary and appropriate to reflect the Separation.  Parent shall submit an application to the IRS as soon as practicable (but no later than the last day of the applicable remedial amendment period as described in Section 401(b) of the Code and the regulations and IRS pronouncements thereunder) requesting a determination letter that the Parent New Retirement Plan and Parent New Retirement Trust meet the Tax qualification requirements of Section 401(a) of the Code and Tax exemption requirements of Section 501(a) of the Code, and shall make any amendments reasonably requested by the IRS to receive such a favorable determination letter.   Prior to the Distribution Date, Parent shall file the notice required under Section 6058(b) of the Code.

(c)           Assumption of Liabilities; ERISA Section 4044 Transfer.

(i)            Assumption of Liabilities by the Parent New Retirement Plan.  As of the Distribution Date, Parent shall cause the Parent New Retirement Plan to assume Liabilities under the SpinCo Retirement Plan for Parent Group Employees and Former Parent Group Employees, and shall cause the Parent New Retirement Trust to accept Assets with respect to such assumed Liabilities (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) in the amount determined consistent with Section 5.01(c)(ii)).  In accordance with the timing contemplated by Section 5.01(c)(ii), the SpinCo Retirement Trust shall transfer such Assets to the Parent New Retirement Trust and, upon completion of such Asset transfer, the SpinCo Retirement Plan and the SpinCo Group shall be relieved of such Liabilities.

(ii)           Transfer of Assets to the Parent New Retirement Plan.

(A)          The amount of Assets to be transferred from the SpinCo Retirement Trust to the Parent New Retirement Trust in respect of the assumption of Liabilities by Parent under Section 5.01(c)(i) (the “Retirement Plan Transfer Amount”) shall be determined, subject to adjustment contemplated by Section 5.01(c)(ii)(C), based on Assets as of the Distribution Date in accordance with, and shall comply with, Sections 411(d) and 414(l) of the Code, ERISA Section 208 and, to the extent deemed applicable by the Parties, ERISA Section 4044.  The Benefit Plans Committee of Parent and the Benefit Plans Committee of SpinCo shall mutually determine if the transfer of Assets shall be made in cash or kind, provided that any transfer in kind shall be pro rata to the extent practical or as otherwise agreed by the Benefit Plans Committee of Parent and the Benefit Plans Committee of SpinCo.  Assumptions used to determine the Retirement Plan Transfer Amount shall be the safe harbor assumptions specified for valuing benefits in trusteed plans under Department of Labor Regulations Section 4044.51-57 as of the Distribution Date and, to the extent not so specified, shall be based on the assumptions used in the annual valuation report to determine minimum funding requirements most recently prepared before the transfer by the actuary for the Pre-Separation Parent Retirement Plan.  Unless otherwise agreed by the Parties, actuarial determinations pursuant to this Section 5.01(c)(ii) shall be made by Towers Watson.

(B)          Unless Parent and SpinCo agree otherwise, within sixty (60) days after the Distribution Date, the SpinCo Retirement Trust shall transfer Assets having an aggregate value, as mutually determined by the Benefit Plans Committee of Parent and the Benefit Plans

Committee of SpinCo, based on all relevant information known to the Benefit Plans Committee of Parent at the time of such determination, equal to ninety-five percent (95%) of the Retirement Plan Transfer Amount (the “Initial Retirement Plan Transfer Amount”) to the Parent New Retirement Trust, subject to compliance with applicable notice requirements to any Governmental Authority. The amounts transferred shall be determined in accordance with Section 5.01(c)(ii)(A). Prior to transferring the amounts determined in this Section 5.01(c)(ii)(B), Parent shall provide to SpinCo (I) a copy of the Parent New Retirement Plan and (II) a copy of certified resolutions of the Parent Board (or its authorized committee or other delegate) evidencing adoption of the Parent New Retirement Plan and the Parent New Master Trust.  During the time before the transfer contemplated by this Section 5.01(c)(ii)(B), benefits for Parent Group Employees and Former Parent Group Employees shall be paid from the SpinCo Retirement Trust.

(C)          Within one hundred fifty (150) days after the Distribution Date, Parent shall provide SpinCo with an updated calculation of the Retirement Plan Transfer Amount (the “Final Retirement Plan Transfer Amount”) as of a date that is as close as administratively feasible (taking into account the timing and reporting of valuation of assets in the SpinCo Retirement Trust) to the date of transfer contemplated by this Section 5.01(c)(ii)(C), as mutually determined by the Benefit Plans Committee of Parent and the Benefit Plans Committee of SpinCo, based on all relevant information known to the Benefit Plans Committee of Parent at the time of such determination, which  determination shall be final, conclusive and binding for all purposes under this Agreement.  Unless Parent and SpinCo agree otherwise, on the last Business Day of the month following the month in which the determination of the Final Retirement Plan Transfer Amount is made, SpinCo or Parent, as applicable, shall cause an additional transfer of Assets from the SpinCo Retirement Trust to the Parent New Retirement Trust, in an amount equal to the difference between (I) the Initial Retirement Plan Transfer Amount and (II) the Final Retirement Plan Transfer Amount, which Final Retirement Plan Transfer Amount shall be appropriately adjusted to reflect: (1) any distributions made from the SpinCo Retirement Trust in respect of Parent Group Employees and Former Parent Group Employees between the Distribution Date and the date of the transfers contemplated by Sections 5.01(c)(ii)(B) and (C); (2) Parent’s pro rata share of third-party fees, costs and expenses including trustee, investment management, trustee and administration and other similar fees incurred or due in respect of the plans, with such proportion based on the relative Liabilities of the plans as of the Distribution Date (as determined in accordance with Section 5.01(c)(ii)(A); and (3) actual investment earnings or Losses from the Distribution Date to the valuation date described in the first sentence of this Section 5.01(c)(ii)(C).

(d)           Parent New Retirement Plan Provisions.  The Parent New Retirement Plan shall provide that:

(i)            Parent Group Employees and Former Parent Group Employees shall (A) be eligible to participate in the Parent New Retirement Plan as of the Distribution Date to the extent that they were eligible to participate in the Pre-Separation Parent Retirement Plan as of immediately prior to the Distribution Date, and (B) receive credit for vesting, eligibility and benefit service for all service credited for those purposes under the Pre-Separation Parent Retirement Plan as of immediately prior to the Distribution Date;

(ii)                                  the compensation that is recognized under the Pre-Separation Parent Retirement Plan as of immediately prior to the Distribution Date shall be credited and recognized for all applicable purposes under the Parent New Retirement Plan;

(iii)                               the accrued benefit of each Parent Group Employee or Former Parent Group Employee under the Pre-Separation Parent Retirement Plan as of the Distribution Date shall be payable under the Parent New Retirement Plan at the time and in a form that would have been permitted under the Pre-Separation Parent Retirement Plan as in effect as of immediately prior to the Distribution Date to the extent required by Section 411(d)(6) of the Code; and

(iv)                              the Parent New Retirement Plan shall assume and honor the terms of all QDROs in effect under the Pre-Separation Parent Retirement Plan as of immediately prior to the Distribution Date with respect to Parent Group Employees and Former Parent Group Employees.

(e)                                  SpinCo Retirement Plan After Distribution Date.  On and after the Distribution Date, (i) the SpinCo Retirement Plan shall continue to be responsible for Liabilities in respect of SpinCo Group Employees and Former SpinCo Group Employees, (ii) no Parent Group Employees or Former Parent Group Employees shall accrue any benefits under the SpinCo Retirement Plan, and (iii) in addition to any minimum required contributions and installments under Sections 412 and 430 of the Code with respect to the SpinCo Retirement Plan, SpinCo shall make supplemental contributions to the SpinCo Retirement Plan as set forth on Schedule 5.01(e).  Without limiting the generality of the foregoing, Parent Group Employees or Former Parent Group Employees shall cease to be participants in the SpinCo Retirement Plan, effective as of the Distribution Date.

(f)                                   Plan Fiduciaries.  On and after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the Parent New Retirement Plan and the SpinCo Retirement Plan, respectively, shall have the authority with respect to the Parent New Retirement Plan and the SpinCo Retirement Plan, respectively, to determine the plan investments and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.

Section 5.02.                          Retained Qualified Plans.

(a)                                 Parent Retained Qualified Plans.  As of no later than the Distribution Date, except as set forth in Section 5.01 and Section 5.03, the Parent Group shall retain sponsorship of the Benefit Plans intended to be Tax-qualified retirement plans (whether under ERISA or the Laws of a jurisdiction other than the U.S.) and sponsored by a member of the Parent Group prior to the Distribution Date (collectively, the “Parent Retained Qualified Plans”), and, from and after the Distribution Date, all Assets and Liabilities thereunder shall be Assets and Liabilities of the Parent Group.

(b)                                 SpinCo Retained Qualified Plans.  As of no later than the Distribution Date, in addition to the plans assumed under Section 5.01 and Section 5.03, the SpinCo Group shall retain sponsorship of the Benefit Plans intended to be Tax-qualified retirement plans (whether under ERISA or the Laws of a jurisdiction other than the U.S.) and sponsored by a member of the

SpinCo Group prior to the Distribution Date (collectively, the “SpinCo Retained Qualified Plans”), and, from and after the Distribution Date, all Assets and Liabilities thereunder shall be Assets and Liabilities of the SpinCo Group.

(c)                                  Plan Fiduciaries.  On and after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the Parent Retained Qualified Plans and the SpinCo Retained Qualified Plans, respectively, shall have the authority with respect to the Parent Retained Qualified Plans and the SpinCo Retained Qualified Plans, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.

Section 5.03.                          401(k) Plans.

(a)                                 TEGNA 401(k) Plan.  Prior to the Distribution Date, Parent shall (i) amend the TEGNA 401(k) Plan as described below to cover Persons effective as of a date specified by Parent that is prior to the Distribution Date (the “TEGNA Participation Date”), who Parent has designated as Parent Group Employees and Former Parent Group Employees as of the TEGNA Participation Date and (ii) amend the Pre-Separation Parent 401(k) Plan to provide that such designated Persons shall cease to be participants in the Pre-Separation Parent 401(k) Plan effective immediately prior to the TEGNA Participation Date and all other Parent Group Employees and Former Parent Group Employees shall cease to be participants in the Pre-Separation Parent 401(k) Plan effective immediately prior to the Distribution Date. The TEGNA 401(k) Plan shall provide that:

(i)                                     each Parent Group Employee and Former Parent Group Employee shall (A) be eligible to participate in the TEGNA 401(k) Plan as of (1) the TEGNA Participation Date to the extent that such Person was eligible to participate in the Pre-Separation Parent 401(k) Plan as of immediately prior to the TEGNA Participation Date and designated by Parent as a Parent Group Employee and Former Parent Group Employee as of the TEGNA Participation Date or (2) the Distribution Date, to the extent such Person was eligible to participate in the Pre-Separation Parent 401(k) Plan immediately prior to the Distribution Date and was not previously designated as of the TEGNA Participation Date as a Parent Group Employee and Former Parent Group Employee, and (B) receive credit for all service credited for that purpose and any other applicable purpose under the Pre-Separation Parent 401(k) Plan as of immediately prior to the TEGNA Participation Date or the Distribution Date, as applicable; and

(ii)                                  the TEGNA 401(k) Plan shall assume and honor the terms of all QDROs in effect under the Pre-Separation Parent 401(k) Plan, in respect of Parent Group Employees and Former Parent Group Employees as of immediately prior to the TEGNA Participation Date or the Distribution Date, as applicable.

(b)                                 SpinCo 401(k) Plan.  As of no later than the Distribution Date, SpinCo shall assume pursuant to Section 2.03(b) the Pre-Separation Parent 401(k) Plan and related trust thereunder, including all related Assets and Liabilities, which on and after the Distribution Date shall be the SpinCo 401(k) Plan and related trust thereunder.  On and after the Distribution Date, (i) the SpinCo 401(k) Plan shall be responsible for Liabilities in respect of SpinCo Group

Employees and Former SpinCo Group Employees, and (ii) no Parent Group Employees or Former Parent Group Employees shall accrue any benefits under the SpinCo 401(k) Plan.  Without limiting the generality of the foregoing, Parent Group Employees and Former Parent Group Employees shall cease to be participants in the SpinCo 401(k) Plan effective as of the TEGNA Participation Date or Distribution Date, as applicable.

(c)                                  Benefit Continuation.  For not less than the General Continuation Period, the SpinCo 401(k) Plan shall have substantially comparable terms as of immediately prior to the Distribution Date as the Pre-Separation Parent 401(k) Plan, with such changes, modifications or amendments to the SpinCo 401(k) Plan as may be required by applicable Law or as are necessary and appropriate to reflect the Separation, it being understood that any such changes, modifications or amendments shall not result in benefits that are less favorable than those provided under the Pre-Separation Parent 401(k) Plan immediately prior to the Distribution Date to Employees who were participants at such times and are covered as of the Distribution Date by the SpinCo 401(k) Plan.

(d)                                 Transfer of Account Balances to TEGNA 401(k) Plan Trust.  On or after the TEGNA Participation Date and prior to the Distribution Date (unless otherwise determined by Parent), Parent shall cause the trustee of the Pre-Separation Parent 401(k) Plan to transfer from the Pre-Separation Parent 401(k) trust(s) that forms a part of the Pre-Separation Parent 401(k) Plan to the trust(s) that forms a part of the TEGNA 401(k) Plan the account balances of the Persons who  Parent has designated as Parent Group Employees and Former Parent Group Employees as of the TEGNA Participation Date under the Pre-Separation Parent 401(k) Plan, determined as of the date of the transfer.  Such transfers shall be made in cash or in kind, as determined by Parent, provided that with respect to any outstanding loans such transfers shall be in kind, including promissory notes evidencing the transfer of outstanding loans, and, with respect to unitized investments in the Parent Common Stock Fund (the “Parent Share Fund”), such transfer shall include Parent Shares and, if applicable, SpinCo Shares.  Not later than thirty (30) days following the Distribution Date, with respect to any Parent Group Employees or Former Group Employees who were not designated by Parent as of the TEGNA Participation Date as a Parent Group Employee or a Former Group Employee, Parent shall cause the trustee of the SpinCo 401(k) Plan to transfer from the SpinCo 401(k) trust(s) that forms a part of the SpinCo 401(k) Plan to the trust(s) that forms a part of the TEGNA 401(k) Plan the account balances of Parent Group Employees and Former Parent Group Employees not previously transferred from the trust that forms part of the SpinCo 401(k) Plan, determined as of the date of the transfer.  Such transfers shall be made in cash or in kind, as determined by the Parties, provided that with respect to any outstanding loans such transfers shall be in kind, including promissory notes evidencing the transfer of outstanding loans.  With respect to any Person who was designated by Parent as a Parent Group Employee or Former Parent Group Employee as of the TEGNA Participation Date but is a SpinCo Group Employee or a Former SpinCo Group Employee as of the Distribution Date, the Parties shall use procedures similar to those set forth in the preceding sentence to transfer such Person’s account balance from the trust under the TEGNA 401(k) Plan to the trust under the SpinCo 401(k) Plan.  Any Asset and Liability transfers pursuant to this Section 5.03(d) shall comply in all respects with Sections 414(l) and 411(d)(6) of the Code.

(e)                                  SpinCo Share Fund in SpinCo 401(k) Plan.  The SpinCo 401(k) Plan shall provide, effective as of the Effective Time:  (i) for the establishment of a share fund for SpinCo

Shares (the “SpinCo Share Fund”); (ii) that such SpinCo Share Fund shall receive all SpinCo Shares distributed in connection with the Distribution in respect of Parent Shares held in SpinCo 401(k) Plan accounts of SpinCo Group Employees and Former SpinCo Group Employees participating in the SpinCo 401(k) Plan immediately prior to the Effective Time; and (iii) that, following the Effective Time, contributions made by or on behalf of such participants shall be allocated to the SpinCo Share Fund, if so directed in accordance with the terms of the SpinCo 401(k) Plan.

(f)                                   Parent Share Fund in SpinCo 401(k) Plan.  Participants in the SpinCo 401(k) Plan shall be prohibited from increasing their holdings in the Parent Share Fund under the SpinCo 401(k) Plan and may elect to liquidate their holdings in the Parent Share Fund and invest those monies in any other investment fund offered under the SpinCo 401(k) Plan.  After the Effective Time, all outstanding investments in the Parent Share Fund under the SpinCo 401(k) Plan shall be liquidated and reinvested in other investment funds offered under the SpinCo 401(k) Plan, on such dates and in accordance with such procedures as are determined by the administrator of the SpinCo 401(k) Plan.

(g)                                  SpinCo Share Fund in TEGNA 401(k) Plan.  SpinCo Shares distributed in connection with the Distribution in respect of Parent Shares transferred to the TEGNA 401(k) Plan accounts of Parent Group Employees or Former Parent Group Employees who participate in the TEGNA 401(k) Plan shall be deposited in a SpinCo Share Fund under the TEGNA 401(k) Plan, and such participants in the TEGNA 401(k) Plan shall be prohibited from increasing their holdings in such SpinCo Share Fund under the TEGNA 401(k) Plan and may elect to liquidate their holdings in such SpinCo Share Fund and invest those monies in any other investment fund offered under the TEGNA 401(k) Plan.  After the Effective Time, all outstanding investments in the SpinCo Share Fund under the TEGNA 401(k) Plan shall be liquidated and reinvested in other investment funds offered under the TEGNA 401(k) Plan, on such dates and in accordance with such procedures as are determined by the administrator of the TEGNA 401(k) Plan.

(h)                                 Plan Fiduciaries.  For all periods on and after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the TEGNA 401(k) Plan and the SpinCo 401(k) Plan, respectively, shall have the authority with respect to the TEGNA 401(k) Plan and the SpinCo 401(k) Plan, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives and such other matters as are within the scope of their duties under ERISA and the terms of the applicable plan documents.

Section 5.04.                          Supplemental Retirement Plan.

(a)                                 Establishment of Plan.  As of the Distribution Date, SpinCo shall establish the SpinCo SERP pursuant to Section 2.03(a).  For not less than the General Continuation Period, the SpinCo SERP shall have substantially the same terms as of immediately prior to the Effective Time as the Parent SERP.  During the General Continuation Period, SpinCo may make such changes, modifications or amendments to the SpinCo SERP, as may be required by applicable Law or as are necessary and appropriate to reflect the Separation, it being understood that any such changes, modifications or amendments shall not result in benefits that are less favorable than those provided under the Parent SERP to participants in the SpinCo SERP who were participants in the Parent SERP immediately prior to the Effective Time.

(b)                                 Assumption of Liabilities.  As of the Distribution Date, SpinCo shall, and shall cause the SpinCo SERP to, assume all Liabilities under the Parent SERP for the benefits of SpinCo Group Employees and Former SpinCo Group Employees determined as of immediately prior to the Distribution Date, and the Parent Group and the Parent SERP shall be relieved of all Liabilities for those benefits.  Parent shall retain all Liabilities under the Parent SERP for the benefits of Parent Group Employees and Former Parent Group Employees.  On and after the Distribution Date, SpinCo Group Employees and Former SpinCo Group Employees shall cease to be participants in the Parent SERP.  For the avoidance of doubt, SpinCo shall not be required to establish or fund a rabbi trust for the purpose of funding the benefits under the SpinCo SERP and Parent shall not transfer any Assets to SpinCo with respect to the Liabilities under the SpinCo SERP.

ARTICLE VI

NONQUALIFIED DEFERRED COMPENSATION PLAN

Section 6.01.                          Deferred Compensation Plan.

(a)                                 Establishment of the Deferred Compensation Plan.  As of the Effective Time, SpinCo shall establish the SpinCo Deferred Compensation Plan pursuant to Section 2.03(a).  For not less than the General Continuation Period, the SpinCo Deferred Compensation Plan shall have substantially comparable terms as of immediately prior to the Effective Time as the Parent Deferred Compensation Plan, with such changes, modifications or amendments to the SpinCo Deferred Compensation Plan as may be required by applicable Law.

(b)                                 Assumption of Liabilities from SpinCo.  As of the Effective Time, SpinCo shall, and shall cause the SpinCo Deferred Compensation Plan to, assume all Liabilities under the Parent Deferred Compensation Plan for the benefits of SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors determined as of immediately prior to the Effective Time, and the Parent Group and the Parent Deferred Compensation Plan shall be relieved of all Liabilities for those benefits.  Parent shall retain all Liabilities under the Parent Deferred Compensation Plan for the benefits for Parent Group Employees, Former Parent Group Employees, non-employee directors of Parent as of immediately following the Effective Time and former non-employee directors of Parent (other than the Transferred Directors).  From and after the Effective Time, SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors shall cease to be participants in the Parent Deferred Compensation Plan.  For the avoidance of doubt and notwithstanding the terms of Section 4.02(h), (i) the SpinCo Deferred Compensation Plan shall assume all Liabilities in respect of Post-Separation Parent Awards and SpinCo Awards held by SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors for which a deferral election had been made as of the Effective Time, and (ii) the Parent Deferred Compensation Plan shall retain all Liabilities in respect of Post-Separation Parent Awards and SpinCo Awards held by Parent Group Employees, Former Parent Group Employees, non-employee directors of Parent as of immediately following the Effective Time and former non-employee directors of Parent (other than the Transferred Directors) for which a deferral election had been made as of the Effective Time.

(c)                                  Treatment of Deferred Shares and Deferred Awards.  Subject to the immediately following sentence, as of the Effective Time, all Parent Shares notionally credited to participants’ accounts under the Parent Deferred Compensation Plan and SpinCo Deferred Compensation Plan shall be notionally credited with SpinCo Shares as determined by applying the Distribution Ratio in the same way as if the notionally credited Parent Shares were outstanding and vested as of the Effective Time.  As of the Effective Time, all Parent Awards that have been credited to participants’ accounts under the Parent Deferred Compensation Plan and SpinCo Deferred Compensation Plan shall be notionally adjusted in the manner contemplated by Section 4.02.  As of no later than the Effective Time, the Parent Deferred Compensation Plan shall be amended to provide that any notional SpinCo Shares or SpinCo Awards that would ordinarily be settled in SpinCo Shares shall  be settled for cash,  and vested SpinCo Awards may, at the election of the applicable participant, be notionally invested into an investment alternative other than SpinCo Shares.  As of no later than the Effective Time, the SpinCo Deferred Compensation Plan shall provide that any notional Parent Shares or Post-Separation Parent Awards that would ordinarily be settled in Parent Shares shall  be settled for cash, and Parent Shares and vested Post-Separation Parent Awards may, at the election of the applicable participant, be notionally invested into an investment alternative other than Parent Shares.

(d)                                 Rabbi Trust.  Prior to the Distribution Date, SpinCo shall adopt the SpinCo Deferred Compensation Rabbi Trust, the terms of which shall be substantially comparable as of immediately prior to the Effective Time to the terms of the Parent Deferred Compensation Rabbi Trust to the extent such terms of the Parent Deferred Compensation Rabbi Trust relate to obligations in respect of the Parent Deferred Compensation Plan, with such changes, modifications or amendments to the SpinCo Deferred Compensation Rabbi Trust as may be required by applicable Law.  In connection with the establishment by SpinCo of the SpinCo Deferred Compensation Plan and the assumption by SpinCo and the SpinCo Deferred Compensation Plan of the Liabilities under the Parent Deferred Compensation Plan in respect of the SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors, on or prior to the Distribution Date, Parent shall, or shall cause SpinCo to, make a contribution in cash to the SpinCo Deferred Compensation Rabbi Trust in an amount that is at least equal to the value of the account balances as of such contribution date of the SpinCo Group Employees, Former SpinCo Group Employees and Transferred Directors participating in  such plans as of the contribution date.

Section 6.02.                          Participant Elections.  Any election made by a SpinCo Group Employee, Former SpinCo Group Employee and Transferred Director under the Parent Deferred Compensation Plan, including without limitation those with respect to compensation deferral, investments, optional forms of benefit, benefit commencement and beneficiaries, shall be recognized for the same purposes under the SpinCo Deferred Compensation Plan.  No new elections shall be permitted under the Parent Deferred Compensation Plan and SpinCo Deferred Compensation Plan as a result of the Separation.

Section 6.03.                          Participation; Distributions.  The Parties acknowledge that none of the transactions contemplated by this Agreement, the Separation and Distribution Agreement or any Ancillary Agreement shall trigger a payment or distribution of compensation under any of the Parent Deferred Compensation Plan, or SpinCo Deferred Compensation Plan for any participant and, consequently, that the payment or distribution of any compensation to which such participant is entitled under any such plan shall occur upon such participant’s separation from service from the

Parent Group or SpinCo Group or at such other time as provided in the applicable deferred compensation plan or participant’s deferral election.

ARTICLE VII

WELFARE BENEFIT PLANS

Section 7.01.                          Welfare Plans.

(a)                                 Establishment of SpinCo Welfare Plans.  Except as otherwise provided in this Article VII, as of the Effective Time, SpinCo shall establish the SpinCo Welfare Plans (other than the Pre-Separation Parent Supplemental Unemployment Benefit Pay Plan and Trust, the Pre-Separation Post-65 Retiree Medical Plan and certain obligations in respect of long-term disability benefits contemplated by Section 7.09, each of which shall be assumed by SpinCo under Section 7.04, Section 7.08 and Section 7.09, respectively, of this Agreement) pursuant to Section 2.03(a).  For not less than the General Continuation Period, the SpinCo Welfare Plans shall have terms substantially comparable to those of the corresponding Pre-Separation Parent Welfare Plans listed on Schedule 7.01(a), and in all cases, with such changes, modifications or amendments as may be required by applicable Law or as are necessary and appropriate to reflect the Separation.

(b)                                 Waiver of Conditions; Benefit Maximums.  SpinCo shall use commercially reasonable efforts to cause the SpinCo Welfare Plans to:

(i)                                     with respect to initial enrollment as of the Effective Time, waive (x) all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to any SpinCo Group Employee or Former SpinCo Group Employee, other than limitations that were in effect with respect to the SpinCo Group Employee or Former SpinCo Group Employee under the applicable Pre-Separation Parent Welfare Plan as of immediately prior to the Effective Time, and (y) any waiting period limitation or evidence of insurability requirement applicable to a SpinCo Group Employee or Former SpinCo Group Employee other than limitations or requirements that were in effect with respect to such SpinCo Group Employee or Former SpinCo Group Employee under the applicable Pre-Separation Parent Welfare Plans as of immediately prior to the Effective Time; and

(ii)                                  take into account (x) with respect to aggregate annual, lifetime, or similar maximum benefits available under the SpinCo Welfare Plans, a SpinCo Group Employee’s or Former SpinCo Group Employee’s prior claim experience under the Pre-Separation Parent Welfare Plans and any Benefit Plan that provides leave benefits; and (y) any eligible expenses incurred by a SpinCo Group Employee or Former SpinCo Group Employee and his or her covered dependents during the portion of the plan year of the applicable Pre-Separation Parent Welfare Plan ending as of the Effective Time to be taken into account under such SpinCo Welfare Plan for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such SpinCo Group Employee or Former SpinCo Group Employee and his or her covered dependents for the applicable plan year to the same extent as such expenses were taken into account by Parent for similar purposes prior to the Effective Time as if such amounts had been paid in accordance with such SpinCo Welfare Plan.

(c)                                  Health Savings Accounts.  As of no later than the Effective Time, SpinCo shall establish a SpinCo Welfare Plan that shall provide health savings account benefits to SpinCo Group Employees on and after the Effective Time (a “SpinCo HSA”).  It is the intention of the Parties that all activity under a SpinCo Group Employee’s health savings account under a Parent Welfare Plan, which for the avoidance of doubt includes a Pre-Separation Parent Welfare Plan (a “Parent HSA”) for the year in which the Effective Time occurs be treated instead as activity under the corresponding account under the SpinCo HSA, such that (i) any period of participation by a SpinCo Group Employee in a Parent HSA during the year in which the Effective Time occurs shall be deemed a period when such SpinCo Group Employee participated in the corresponding SpinCo HSA; (ii) all expenses incurred during such period shall be deemed incurred while such SpinCo Group Employee’s coverage was in effect under the corresponding SpinCo HSA; and (iii) all elections and reimbursements made with respect to such period under the Parent HSA shall be deemed to have been made with respect to the corresponding SpinCo HSA.

(d)                                 Flexible Spending Accounts.  As of no later than the Effective Time, SpinCo shall establish SpinCo Welfare Plans that shall provide health or dependent care flexible spending account benefits to SpinCo Group Employees on and after the Effective Time (collectively, the “SpinCo Flex Plan”).  The Parties shall use commercially reasonable efforts to ensure that as of the Effective Time any health and dependent care flexible spending accounts of SpinCo Group Employees (whether positive or negative) (the “Transferred Account Balances”) under Parent Welfare Plans, which for the avoidance of doubt includes a Pre-Separation Parent Welfare Plan that are health or dependent care flexible spending account plans, are transferred as soon as practicable after the Effective Time, from the Parent Welfare Plans to the SpinCo Flex Plan.  Such SpinCo Flex Plan shall assume responsibility as of the Effective Time for all outstanding health or dependent care claims under the corresponding Parent Welfare Plans of each SpinCo Group Employee for the year in which the Effective Time occurs and shall assume and agree to perform the obligations of the corresponding Parent Welfare Plans from and after the Effective Time.  As soon as practicable after the Effective Time, and in any event within thirty (30) days after the amount of the Transferred Account Balances is determined or such later date as mutually agreed upon by the Parties, Parent shall pay SpinCo the net aggregate amount of the Transferred Account Balances, if such amount is positive, and SpinCo shall pay Parent the net aggregate amount of the Transferred Account Balances, if such amount is negative.

(e)                                  Allocation of Welfare Plan Assets and Liabilities.  Except as otherwise provided in this Article VII, including Section 7.04, Section 7.08 and Section 7.09, effective as of the Effective Time, the Parent Group shall retain or assume, as applicable, and be responsible for all Assets (including any insurance contracts, policies or other funding vehicles) and Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Parent Group Employees or Former Parent Group Employees under the Pre-Separation Parent Welfare Plans, SpinCo Welfare Plans or Parent Welfare Plans before, at, or after the Effective Time, and the SpinCo Group shall retain or assume, as applicable, and be responsible for all Assets (including any insurance contracts, policies or other funding vehicles) and Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of SpinCo Group Employees or Former SpinCo Group Employees under the Pre-Separation Parent Welfare Plans, SpinCo Welfare Plans or Parent Welfare Plans before, at, or after the Effective Time.  Except as otherwise provided in this Article VII, including Section 7.04, Section 7.08 and Section 7.09, no SpinCo Welfare Plan shall provide coverage to any Parent Group

Employee or Former Parent Group Employee after the Effective Time, and no Parent Welfare Plan shall provide coverage to any SpinCo Group Employee or Former SpinCo Group Employee after the Effective Time.

Section 7.02.                          COBRA and HIPAA.  The Parent Group shall continue to be responsible for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, and the corresponding provisions of the Parent Welfare Plans with respect to any Parent Group Employees and any Former Parent Group Employees (and their covered dependents) who incur a qualifying event under COBRA before, as of, or after the Effective Time.  Effective as of the Effective Time, the SpinCo Group shall assume responsibility for complying with, and providing coverage pursuant to, the health care continuation requirements of COBRA, and the corresponding provisions of the SpinCo Welfare Plans with respect to any SpinCo Group Employees or Former SpinCo Group Employees (and their covered dependents) who incur a qualifying event or loss of coverage under the SpinCo Welfare Plans and/or the Parent Welfare Plans before, as of, or after the Effective Time.  The Parties agree that the consummation of the transactions contemplated by the Separation and Distribution Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

Section 7.03.                          Vacation, Holidays and Leaves of Absence.  Effective as of no later than the Effective Time, the SpinCo Group shall assume all Liabilities of the SpinCo Group with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each SpinCo Group Employee, unless otherwise required by applicable Law.  The Parent Group shall retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each Parent Group Employee.

Section 7.04.                          Severance and Unemployment Compensation.  As of the Effective Time, SpinCo or another member of the SpinCo Group shall assume pursuant to Section 2.03(b) the Pre-Separation Parent Supplemental Unemployment Benefit Pay Plan and Trust, including all Assets thereunder, which on and after the Distribution Date shall be the SpinCo Supplemental Unemployment Benefit Pay Plan and Trust.  As of the Effective Time, the SpinCo Group shall assume and be responsible for any and all Liabilities to, or relating to, SpinCo Group Employees and Former SpinCo Group Employees in respect of severance, unemployment compensation and supplemental unemployment benefits, regardless of whether the event giving rise to the Liability occurred before, at or after the Effective Time.  The Parent Group shall retain or assume, as applicable, and be responsible for any and all Liabilities to, or relating to, Parent Group Employees and Former Parent Group Employees in respect of severance, unemployment compensation and supplemental unemployment benefits, regardless of whether the event giving rise to the Liability occurred before, at or after the Effective Time; provided that, with respect to obligations for supplemental unemployment pay benefits to a Former Parent Group Employee who was terminated prior to the Distribution Date, the Parent Group shall be liable to such employee only to the extent such benefits are not otherwise provided by the Pre-Separation Parent Supplemental Unemployment Benefit Pay Plan and Trust, and if such Former Parent Group Employee receives payment of such benefits after the Distribution Date from the SpinCo Supplemental Unemployment Benefit Pay Plan and Trust, Parent shall promptly reimburse SpinCo upon the submission by SpinCo to Parent  of an invoice detailing such payment.

Section 7.05.                          Workers’ Compensation.  With respect to claims for workers’ compensation in the U.S., (a) the SpinCo Group shall be responsible for claims in respect of SpinCo Group Employees and Former SpinCo Group Employees, whether occurring before, at or after the Effective Time, and (b) the Parent Group shall be responsible for all claims in respect of Parent Group Employees and Former Parent Group Employees, whether occurring before, at or after the Effective Time.  The treatment of workers’ compensation claims by SpinCo with respect to Parent insurance policies shall be governed by Section 5.1 of the Separation and Distribution Agreement.

Section 7.06.                          Insurance Contracts.  To the extent that any Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop loss contract, the Parties shall cooperate and use their commercially reasonable efforts to replicate such insurance contracts for SpinCo or Parent as applicable (except to the extent that changes are required under applicable Law or filings by the respective insurers) and to maintain any pricing discounts or other preferential terms for both Parent and SpinCo for a reasonable term.  Neither Party shall be liable for failure to obtain such insurance contracts, pricing discounts, or other preferential terms for the other Party.  Each Party shall be responsible for any additional premiums, charges, or administrative fees that such Party may incur pursuant to this Section 7.06.

Section 7.07.                          Third-Party Vendors.  Except as provided below, to the extent that any Welfare Plan is administered by a third-party vendor, the Parties shall cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for Parent or SpinCo, as applicable and to maintain any pricing discounts or other preferential terms for both Parent and SpinCo for a reasonable term.  Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party.  Each Party shall be responsible for any additional premiums, charges, or administrative fees that such Party may incur pursuant to this Section 7.07.

Section 7.08.                          Post-65 Retiree Medical.  As of the Distribution Date, SpinCo shall assume the Pre-Separation Parent Post-65 Retiree Medical Plan pursuant to Section 2.03(b) as the SpinCo Post-65 Retiree Medical Plan.  Until at least December 31, 2016, such plan shall have terms substantially comparable to those of the Pre-Separation Parent Post-65 Retiree Medical Plan immediately prior to the Distribution Date as applicable to the Employees and Former Employees who were participants or eligible participants under such plan as of immediately prior to the Distribution Date by the Pre-Separation Parent Post-65 Retiree Medical Plan with such changes, modifications or amendments as may be required by applicable Law or as are necessary and appropriate to reflect the Separation.  As of the Distribution Date, the SpinCo Group shall assume and remain responsible for all Liabilities relating to, arising out of or resulting from post-65 retiree medical plan health and welfare coverage or claims under the Pre-Separation Parent Post-65 Retiree Medical Plan relating to all eligible Employees, regardless of whether the event giving rise to the Liability occurred before, at or after the Distribution Date; provided that Parent shall reimburse SpinCo for the actual costs incurred by SpinCo under the SpinCo Post-65 Retiree Medical Plan in respect of any Parent Group Employee or Former Parent Group Employee, which reimbursement shall occur within 30 days of Parent’s receipt of notice and documentation of SpinCo’s incurrence of such costs.  In no event shall SpinCo take a Tax deduction for the costs attributable to the provision of such benefits to Parent Group Employees or Former Parent Group Employees, and at least annually, SpinCo shall timely provide Parent with such information as is necessary to determine the timing and amount of any applicable deduction by Parent with respect to the provision of such benefits to any Parent Group Employee or Former Parent Group Employee.

Section 7.09.                          Self-Insured Long-Term Disability.  As of the Distribution Date, the SpinCo Group shall assume and remain responsible for all Liabilities relating to, arising out of or resulting from long-term disability coverage or claims that are not covered by a third-party insurance policy incurred by any Employees who, as of immediately prior to the Distribution Date, are eligible for such benefits under a Parent Benefit Plan.  As of the Distribution Date, the Parent Group shall make a payment to SpinCo in an amount equal to the actuarial present value of such Liabilities that are attributable to Employees who historically provided services to the Parent Business and a prorated portion of such Liabilities that are attributable to Employees who historically provided services to both the SpinCo Business and Parent Business, as determined by Towers Watson based on reasonable actuarial assumptions in consultation with Parent.

ARTICLE VIII

NON-U.S. EMPLOYEES

SpinCo Group Employees and Former SpinCo Group Employees who are residents outside of the U.S. or otherwise are subject to non-U.S. Law and their related benefits and Liabilities shall be treated in the same manner as the SpinCo Group Employees and Former SpinCo Group Employees, respectively, who are residents of the U.S. and are not subject to non-U.S. Law.  Notwithstanding anything in this Agreement to the contrary, all actions taken with respect to non-U.S. Employees or U.S. Employees working in non-U.S. jurisdictions shall be subject to and accomplished in accordance with applicable Law consistent with the custom of the applicable jurisdictions.

ARTICLE IX

MISCELLANEOUS

Section 9.01.                          Information Sharing and Access.

(a)                                 Sharing of Information.  Subject to any limitations imposed by applicable Law, each of Parent and SpinCo (acting directly or through members of the Parent Group or the SpinCo Group, respectively) shall provide to the other Party and its authorized agents and vendors all information necessary (including information for purposes of determining benefit eligibility, participation, vesting, calculation of benefits) on a timely basis under the circumstances for the Party to perform its duties under this Agreement.  Such information shall include information relating to equity awards under stock plans.  To the extent that such information is maintained by a third-party vendor, each Party shall use its commercially reasonable efforts to require the third-party vendor to provide the necessary information and assist in resolving discrepancies or obtaining missing data.

(b)                                 Transfer of Personnel Records and Authorization.  Subject to any limitation imposed by applicable Law and to the extent that it has not done so before the Effective Time, Parent shall transfer to SpinCo any and all employment records (including any Form I-9, Form W-2 or other IRS forms) with respect to SpinCo Group Employees and Former SpinCo Group

Employees and other records reasonably required by SpinCo to enable SpinCo properly to carry out its obligations under this Agreement.  Such transfer of records generally shall occur as soon as administratively practicable at or after the Effective Time.  Each Party shall permit the other Party reasonable access to its Employee records, to the extent reasonably necessary for such accessing Party to carry out its obligations hereunder.

(c)                                  Access to Records.  To the extent not inconsistent with this Agreement, the Separation and Distribution Agreement or any applicable privacy protection Laws or regulations, reasonable access to Employee-related and benefit plan related records after the Effective Time shall be provided to members of the Parent Group and members of the SpinCo Group pursuant to the terms and conditions of Article VI of the Separation and Distribution Agreement.

(d)                                 Maintenance of Records.  With respect to retaining, destroying, transferring, sharing, copying and permitting access to all Employee-related information, Parent and SpinCo shall comply with all applicable Laws, regulations and internal policies, and shall indemnify and hold harmless each other from and against any and all Liability, Actions, and damages that arise from a failure (by the indemnifying Party or its Subsidiaries or their respective agents) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

(e)                                  Cooperation.  Each Party shall use commercially reasonable efforts to cooperate and work together to unify, consolidate and share (to the extent permissible under applicable privacy/data protection Laws) all relevant documents, resolutions, government filings, data, payroll, employment and benefit plan information on regular timetables and cooperate as needed with respect to (i) any claims under or audit of or litigation with respect to any employee benefit plan, policy or arrangement contemplated by this Agreement, (ii) efforts to seek a determination letter, private letter ruling or advisory opinion from the IRS or U.S. Department of Labor on behalf of any employee benefit plan, policy or arrangement contemplated by this Agreement, (iii) any filings that are required to be made or supplemented to the IRS, U.S. Pension Benefit Guaranty Corporation, U.S. Department of Labor or any other Governmental Authority, and (iv) any audits by a Governmental Authority or corrective actions, relating to any Benefit Plan, labor or payroll practices; provided, however, that requests for cooperation must be reasonable and not interfere with daily business operations.

(f)                                   Confidentiality.  Notwithstanding anything in this Agreement to the contrary, all confidential records and data relating to Employees to be shared or transferred pursuant to this Agreement shall be subject to Section 6.9 of the Separation and Distribution Agreement and the requirements of applicable Law.

Section 9.02.                          Preservation of Rights to Amend.  Except as set forth in this Agreement, the rights of each member of the Parent Group and each member of the SpinCo Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.

Section 9.03.                          Fiduciary Matters.  Parent and SpinCo each acknowledges that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good-faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard.  Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any Liabilities caused by the failure to satisfy any such responsibility.

Section 9.04.                          Further Assurances.  Each Party hereto shall take, or cause to be taken, any and all reasonable actions, including the execution, acknowledgment, filing and delivery of any and all documents and instruments that any other Party hereto may reasonably request in order to effect the intent and purpose of this Agreement and the transactions contemplated hereby.

Section 9.05.                          Counterparts; Entire Agreement; Corporate Power.

(a)                                 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

(b)                                 This Agreement, the Separation and Distribution Agreement and the Ancillary Agreements and the Exhibits, Schedules and appendices hereto and thereto contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein.  This Agreement, the Separation and Distribution Agreement and the Ancillary Agreements govern the arrangements in connection with the Separation and Distribution and would not have been entered independently.

(c)                                  Parent represents on behalf of itself and each other member of the Parent Group, and SpinCo represents on behalf of itself and each other member of the SpinCo Group, as follows:

(i)                                     each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and

(ii)                                  this Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms hereof.

(d)                                 Each Party acknowledges that it and each other Party is executing this Agreement by facsimile, stamp or mechanical signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp or mechanical signature) by facsimile or by email in portable document format (PDF) shall be effective as delivery of such executed counterpart of this Agreement.  Each Party expressly adopts and confirms each such facsimile, stamp or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile or by email in portable document format (PDF)) made in its respective name as if it were a manual signature delivered in person, agrees that it will not assert that any such signature or delivery is not adequate to bind such Party to the same extent as if it were signed manually and delivered in person and agrees that, at the reasonable request of the other Party at any time, it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof) and delivered in person, by mail or by courier.

Section 9.06.                          Governing Law.  This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common Law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, irrespective of the choice of Laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance and remedies.

Section 9.07.                          Assignability.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party hereto.  Notwithstanding the foregoing, no such consent shall be required for the assignment of a party’s rights and obligations under this Agreement, the Separation and Distribution Agreement and all other Ancillary Agreements (except as may be otherwise provided in any such Ancillary Agreement) in whole (i.e., the assignment of a party’s rights and obligations under this Agreement and all Ancillary Agreements all at the same time) in connection with a change of control of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party.

Section 9.08.                          Third-Party Beneficiaries.  The provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any other Person except the Parties any rights or remedies hereunder.  There are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third person with any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.  Nothing in this Agreement is intended to amend any employee benefit plan or affect the applicable plan sponsor’s right to amend or terminate any employee benefit plan pursuant to the terms of such plan.  The provisions of this Agreement are solely for the benefit of the Parties, and no current or former Employee, officer, director, or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement.

Section 9.09.                          Notices.  All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.09):

If to Parent (prior to the Effective Time), to:

Gannett Co., Inc.

7950 Jones Branch Drive

McLean, Virginia  22107

Attention:  General Counsel

Facsimile:  (703) 854-2031

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York  10019

Attention:                                                                     Edward D. Herlihy

Igor Kirman

Victor Goldfeld

Facsimile:  (212) 403-2000

If to Parent (from and after the Effective Time), to:

TEGNA Inc.

7950 Jones Branch Drive

McLean, Virginia  22107

Attention:  General Counsel

Facsimile:  (703) 854-2031

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York  10019

Attention:                                                                     Edward D. Herlihy

Igor Kirman

Victor Goldfeld

Facsimile:  (212) 403-2000

If to SpinCo (prior to the Effective Time), to:

Gannett SpinCo, Inc.

7950 Jones Branch Drive

McLean, Virginia  22107

Attention:  General Counsel

Facsimile:  (703) 854-2031

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York  10019

Attention:                                                                     Edward D. Herlihy

Igor Kirman

Victor Goldfeld

Facsimile:  (212) 403-2000

If to SpinCo (from and after the Effective Time), to:

Gannett Co., Inc.

7950 Jones Branch Drive

McLean, Virginia  22107

Attention:  Chief Legal Officer

Facsimile:  (703) 854-2031

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York  10019

Attention:                                                                     Edward D. Herlihy

Igor Kirman

Victor Goldfeld

Facsimile:  (212) 403-2000

A Party may, by notice to the other Party, change the address to which such notices are to be given.

Section 9.10.                          Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.  Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 9.11.                          Force Majeure.  No Party shall be deemed in default of this Agreement or, unless otherwise expressly provided therein, any Ancillary Agreement for any delay or failure to fulfill any obligation (other than a payment obligation) hereunder or thereunder so long as and to the extent to which any delay or failure in the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure.  In the event of any such excused delay, the time for performance of such obligations (other than a payment obligation) shall be extended for a period equal to the time lost by reason of the delay.  A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event, (a) provide written notice to the other Party of the nature and extent of any such Force Majeure condition; and (b) use commercially reasonable efforts to remove any such causes and resume performance under this Agreement and the Ancillary Agreements, as applicable, as soon as reasonably practicable.

Section 9.12.                          Headings.  The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.13.                          Survival of Covenants.  Except as expressly set forth in this Agreement, the covenants, representations and warranties contained in this Agreement, and Liability for the breach of any obligations contained herein, shall survive the Separation and Distribution and shall remain in full force and effect.

Section 9.14.                          Waivers of Default.  Waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party.  No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 9.15.                          Dispute Resolution.  The dispute resolution procedures set forth in Article VII of the Separation and Distribution Agreement shall apply to any dispute, controversy or claim arising out of or relating to this Agreement.

Section 9.16.                          Specific Performance.  Subject to the provisions of Article VII of the Separation and Distribution Agreement, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or Parties who are, or are to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its or their rights under this Agreement, in addition to any and all other rights and remedies at Law or in equity, and all such rights and remedies shall be cumulative.  The Parties agree that the remedies at Law for any breach or threatened breach, including monetary damages, are inadequate compensation for any Loss and that any defense in any Action for specific performance that a remedy at Law would be adequate is waived.  Any requirements for the securing or posting of any bond with such remedy are hereby waived by each of the Parties.

Section 9.17.                          Amendments.  No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by a Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification.

Section 9.18.                          Interpretation.  In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits and Appendices hereto and thereto) and not to any particular provision of this Agreement; (c) Article, Section, Schedule, Exhibit and Appendix references are to the Articles, Sections, Schedules, Exhibits and Appendices to this Agreement unless otherwise specified;  (d) unless otherwise stated, all references to any agreement shall be deemed to include the exhibits, schedules and annexes to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) unless otherwise specified in a particular case, the word “days” refers to calendar days; (h) references to “business day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are generally authorized or required by Law to close in the U.S. or McLean, Virginia; (i) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; and (j) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to June 26, 2015.

Section 9.19.                          Limitations of Liability.  Notwithstanding anything in this Agreement to the contrary, neither SpinCo or any member of the SpinCo Group, on the one hand, nor Parent or any member of the Parent Group, on the other hand, shall be liable under this Agreement to the other for any indirect, punitive, exemplary, remote, speculative or similar damages in excess of compensatory damages of the other arising in connection with the transactions contemplated hereby (other than any such Liability with respect to a Third-Party Claim).

Section 9.20.                          Mutual Drafting.  This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

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IN WITNESS WHEREOF, the Parties have caused this Employee Matters Agreement to be executed by their duly authorized representatives as of the date first written above.

GANNETT CO., INC.

By:	/s/ Todd A. Mayman
Name: Todd A. Mayman
Title: Senior Vice President, General Counsel and Secretary

GANNETT SPINCO, INC.

By:	/s/ Todd A. Mayman
Name: Todd A. Mayman
Title: Vice President